Reg. Nos. 2-89785/811-3983


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                  [ X ]


    Pre-Effective Amendment No.                                       [     ]
                                ------
    Post-Effective Amendment No.   29                                   [ X ]
                                 -------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                                      [ X ]

    Amendment No.   30


                        (Check appropriate box or boxes.)

                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND
               (Exact Name of Registrant as Specified in Charter)

One Financial Center, Boston, Massachusetts   02111
(Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, including Area Code:  1-800-225-2365

R. Scott Henderson, Esq.
Columbia Management Group, LLC
One Financial Center
Boston, Massachusetts 02111
(Name and Address of Agent for Service)

Copy to:
John M. Loder, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts  02110-2624

Cameron S. Avery, Esq.
Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street, Suite 3300
Chicago, IL  60602-4207


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (Check appropriate box)

             immediately upon filing pursuant to paragraph (b)
    ------
       X     on January 1, 2006 pursuant to paragraph (b)
    -----
             60 days after filing pursuant to paragraph (a) (1)
    ------
             on                         pursuant to paragraph (a) (1)
    ------      -----------------------
             75 days after filing pursuant to paragraph (a)(2)
    ------
             on __________ pursuant to paragraph (a)(2) of Rule 485
    ------

If appropriate, check the following box:
____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                      Class A, B, C AND D Shares Prospectus

COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND  Prospectus, January 1, 2006


CLASS A, B, C AND D* SHARES


Advised by Columbia Management Advisors, LLC



--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                                2
---------------------------------------------------------
Investment Goal......................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   3
Performance History..................................   4
Your Expenses........................................   7

YOUR ACCOUNT                                            9
---------------------------------------------------------
How to Buy Shares....................................   9
Investment Minimums..................................  10
Sales Charges........................................  10
How to Exchange Shares...............................  14
How to Sell Shares...................................  15
Fund Policy on Trading of Fund Shares................  16
Distribution and Service Fees........................  17
Other Information About Your Account.................  18

MANAGING THE FUND                                      21
---------------------------------------------------------
Investment Advisor...................................  21
Portfolio Manager....................................  21
Legal Proceedings....................................  21

FINANCIAL HIGHLIGHTS                                   23
---------------------------------------------------------

APPENDIX A                                             27
---------------------------------------------------------


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

*Effective October 13, 2003, this Fund's Class D shares were closed to new investors.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities).

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Normally, the Fund will invest in Oregon municipal securities rated investment grade by a securities rating agency (rated BBB or higher by Standard and Poor's (S&P) or Baa or higher by Moody's Investors Services, Inc. (Moody's)), or, if unrated, determined by the Fund's investment advisor to be of equivalent quality. The Fund may also invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is generally exempt from state income taxes. The Fund intends to maintain an average portfolio maturity of approximately 3 to 10 years.


While the Fund attempts to invest 100% of its assets in municipal securities that are exempt from federal income tax, it may invest up to 20% of its assets in securities that pay taxable interest. In such circumstances, the Fund will invest in obligations of the U.S. Government or its agencies or instrumentalities; obligations of U.S. banks (including certificates of deposit, bankers' acceptances and letters of credit) that are members of the Federal Reserve System and that have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million; commercial paper rated Prime 1 by Moody's, A-1 or better by S&P, or if not rated, issued by a company that, at the time of investment by the Fund, has an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; and repurchase agreements for any of these types of investments.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as noted otherwise, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

----
 2

THE FUND

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue sources. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or the private company backing the project, rather than to the credit of the state or local government issuer of the bonds. In addition, the Fund's concentration in Oregon tax-exempt bonds may cause it to be exposed to risks that do not apply to other bond funds, such as:


- Low trading volumes for Oregon municipal bonds

- Unfavorable economic conditions in Oregon

- Legal and legislative changes affecting the ability of Oregon municipalities to issue bonds


Credit risk is the possibility that changes in the obligated entity's financial condition, changes in general economic conditions, or changes in economic conditions that affect the obligated entity, may impact the obligated entity's actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and, in some cases, a decrease in income. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. These bonds may depend for payment on legislative appropriation and/or aid from other governments. Other municipal bonds, known as revenue obligations, are payable from revenues earned by a particular project or other revenue source. Some revenue obligations are backed by private companies, some are asset-backed securities, such as bonds backed by mortgage payments, and some are for municipally owned utilities, such as water or sewer systems. Revenue obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or private company backing the project, rather than to the taxing power of the state or local government issuer of the bonds.



Municipal Market Risk and Single-State Focus: A state's municipal market may be volatile and can be significantly affected by adverse tax, legislative, demographic or political changes, as well as changes in the financial or economic condition of the state that issues municipal securities. Municipal issues in the state will be affected by these factors, which will, in turn, affect the value of the Fund's investments. Because the Fund invests primarily in municipal securities of a particular state, the value of the Fund's shares may be more volatile than the value of shares of funds that invest in securities of issuers in a number of different states.


                                                                            ----

THE FUND

Political risk means that a significant or potential change in tax laws affecting municipal bonds or federal income tax rates could impact municipal bond demand and cause their prices to fall.


As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.


If you are subject to the federal alternative minimum tax, you should be aware that up to 10% of the Fund's net assets may be invested in debt securities, the interest on which is subject to the alternative minimum tax.

Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.


Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B, C and D shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


----
 4

THE FUND

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE


              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.



              The Fund's returns are compared to the Lehman Brothers General Obligation Bond Index. The Lehman Brothers General Obligation Bond Index is an unmanaged index that represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Unlike the Fund, the Lehman Brothers General Obligation Bond Index is not an investment, does not incur fees, expenses, or taxes and is not professionally managed.

             -------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)

                                  (BAR CHART)

                       14.15%      3.77%      8.36%      5.58%     -2.65%     10.28%      4.55%      9.12%      4.76%      3.78%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004




            The Class's year-to-date total return through  For the periods shown in bar chart:
            September 30, 2005 was +2.07%.                 Best quarter: 1st quarter 1995, +5.76%
                                                           Worst quarter: 2nd quarter 2004, -2.13%


 (1) Class A is a newer class of shares. Its performance information includes returns of the Fund's Class Z shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class Z shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A shares were initially offered on November 1, 2002, and Class Z shares were initially offered on July 2, 1984.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of fund shares at a capital loss may be higher than the return before taxes due to the resulting tax benefit from the capital loss on the after-tax return calculation.


                                                                            ----

THE FUND


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004(1)



                                                                     1 YEAR          5 YEARS         10 YEARS
Class A (%)
  Return Before Taxes                                                 -1.15           5.43             5.57
  Return After Taxes on Distributions                                 -1.20           5.32             5.45
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               0.54           5.25             5.41
-------------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                                 -2.00           5.80             5.91
  Return After Taxes on Distributions                                 -2.06           5.69             5.79
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                              -0.23           5.55             5.70
-------------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                                  2.37           6.21             5.96
  Return After Taxes on Distributions                                  2.31           6.10             5.83
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               2.74           5.91             5.75
-------------------------------------------------------------------------------------------------------------
Class D (%)
  Return Before Taxes                                                  2.36           6.07             5.88
  Return After Taxes on Distributions                                  2.31           5.96             5.76
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                               2.74           5.80             5.69
-------------------------------------------------------------------------------------------------------------
Lehman Brothers General Obligation Bond Index (%)                      4.43           6.92             6.87



 (1) Class A, Class B, Class C and Class D are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares (the oldest existing fund class) for periods prior to their inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class C shares were initially offered on October 13, 2003, Class A, B and D shares were initially offered on November 1, 2002, and Class Z shares were initially offered on July 2, 1984.


----
 6

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
UNDERSTANDING EXPENSES


              SALES CHARGES are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.



              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.


              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table, but does reflect the waiver of the initial sales charge for Class D shares. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years
             -------------------------------------------------------------------


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                               CLASS A         CLASS B         CLASS C         CLASS D
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                         4.75            0.00            0.00            1.00(2)
----------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                               1.00(3)         5.00            1.00            1.00
----------------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)             (4)             (4)             (4)             (4)



 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.



 (2) The Fund's advisor has agreed to waive indefinitely the front end sales charge for purchases of Class D shares by existing Class D shareholders.



 (3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.



 (4) There is a $7.50 charge for wiring sale proceeds to your bank.


                                                                            ----

THE FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                             CLASS A            CLASS B            CLASS C            CLASS D
Management fee (%)                                             0.50               0.50               0.50               0.50
------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                      0.25(2)            1.00               1.00(3)            1.00(3)
------------------------------------------------------------------------------------------------------------------------------
Other expenses(1) (%)                                          0.12               0.12               0.12               0.12
------------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                       0.87               1.62               1.62(3)            1.62(3)



 (1) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for the transfer agency and pricing and bookkeeping services effective November 1, 2005.



 (2) The Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for shareholder liaison services and up to 0.10% for distribution services), but will limit such fees to an aggregate fee of not more than 0.25%.



 (3) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C and Class D shares. If this waiver were reflected in the table, the 12b-1 fee for Class C and Class D shares would be 0.65% and 0.65%, respectively, and the total annual fund operating expenses for Class C and Class D shares would be 1.27% and 1.27%, respectively. This arrangement may be modified or terminated at any time.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                                            1 YEAR         3 YEARS         5 YEARS         10 YEARS
Class A:                                                          $560           $739           $  934           $1,497
------------------------------------------------------------------------------------------------------------------------
Class B:  did not sell your shares                                $165           $511           $  881           $1,721
          sold all your shares at
          the end of the period                                   $665           $811           $1,081           $1,721
------------------------------------------------------------------------------------------------------------------------
Class C:  did not sell your shares                                $165           $511           $  881           $1,922
          sold all your shares at
          the end of the period                                   $265           $511           $  881           $1,922
------------------------------------------------------------------------------------------------------------------------
Class D:  did not sell your shares                                $165           $511           $  881           $1,922
          sold all your shares at
          the end of the period                                   $265           $511           $  881           $1,922



See Appendix A for additional hypothetical investment and expense information.


----
 8

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example,"good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.



Notice to Fund Shareholders: Class D shares are closed to new investors and new accounts. The Fund now offers Class C shares, which are subject to the same service and distribution fees and sales charges as Class D shares except Class C shares are not subject to a front-end sales charge. The Fund's advisor has agreed to waive indefinitely the front-end sales charge for purchases of Class D shares by existing Class D investors. For more information on expenses and sales charges for Class C shares and Class D shares, see "Your Expenses" and "Sales Charges."


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts send a completed application and check made
(new account)          payable to the Fund to the transfer agent, Columbia
                       Management Services, Inc., P.O. Box 8081, Boston, MA
                       02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                       Management Services, Inc., P.O. Box 8081, Boston, MA
                       02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Management Distributor, Inc.
                       for shares of the same class (and, in some cases, certain
                       other classes) of the Fund at no additional cost. There may be an additional sales charge if exchanging from a money
                       market fund. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------
By wire                You may purchase shares by wiring money from your bank
                       account to your Fund account. To wire funds to your Fund
                       account, call 1-800-422-3737 for wiring instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       fund shares of the same class at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. There may be an
                       additional sales charge if exchanging from a money market
                       fund. Be sure to complete the appropriate section of the
                       account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares (and, in some
                       cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                       exchanging from a money market fund. To invest your
                       dividends in the Fund, call 1-800-345-6611.


                                                                            ----

YOUR ACCOUNT


INVESTMENT MINIMUMS

--------------------------------------------------------------------------------

The initial investment minimum for the purchase of Class A, B and C shares is $1,000. For investors establishing an automatic investment plan, the initial investment minimum is $50. For participants in certain retirement plans, the initial investment minimum is $25. There is no minimum initial investment for wrap accounts. The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.



Please see the Statement of Additional Information for more details on investment minimums.


SALES CHARGES
--------------------------------------------------------------------------------

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.


             -------------------------------------------------------------------
CHOOSING A SHARE CLASS


              The Fund offers four classes of shares in this prospectus -- CLASS A, B, C and D. Class D shares are now closed to new investors and new accounts. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $50,000 or more but less than $1 million can be made only in Class A, Class C or Class D shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.


              The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a
              separate prospectus provided to eligible institutional and other investors.
             -------------------------------------------------------------------

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

----
 10

YOUR ACCOUNT

CLASS A SALES CHARGES


                                                                                                      % OF OFFERING
                                                                AS A % OF                                 PRICE
                                                                THE PUBLIC           AS A %            RETAINED BY
                                                                 OFFERING           OF YOUR             FINANCIAL
AMOUNT PURCHASED                                                  PRICE            INVESTMENT            ADVISOR
Less than $100,000                                                 3.25               3.66                3.00
-------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                                     2.50               2.56                2.25
-------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                                     2.00               2.04                1.75
-------------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                                   1.50               1.52                1.25
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                 0.00               0.00                0.00



Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                                COMMISSION %
Less than $3 million                                                1.00
----------------------------------------------------------------------------
$3 million to less than $50 million                                 0.50
----------------------------------------------------------------------------
$50 million or more                                                 0.25



For certain group retirement plans, financial advisors will receive a 1.00% commission from the distributor on all purchases less than $3 million.


             -------------------------------------------------------------------

              UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


              Certain investments in Class A, B, C and D shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

             -------------------------------------------------------------------

                                                                            ----

YOUR ACCOUNT

REDUCED SALES CHARGES FOR LARGER INVESTMENTS

   A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

RIGHTS OF ACCUMULATION The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.


STATEMENT OF INTENT You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.


   B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   - Individual accounts

   - Joint accounts

   - Certain IRA accounts

   - Certain trusts

   - UTMA/UGMA accounts


For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.



   C. How do I obtain a breakpoint discount?



The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for


----
 12

YOUR ACCOUNT


which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.



   D. How can I obtain more information about breakpoint discounts?



Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.



CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the chart below.



CLASS B SALES CHARGES



                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  3.00
-------------------------------------------------------------------------------
Through third year                                                   2.00
-------------------------------------------------------------------------------
Through fourth year                                                  1.00
-------------------------------------------------------------------------------
Through fifth year                                                   0.00
-------------------------------------------------------------------------------
Through sixth year                                                   0.00
-------------------------------------------------------------------------------
Longer than six years                                                0.00



Commission to financial advisors is 2.75%.



Automatic conversion to Class A shares occurs eight years after purchase.


                                                                            ----

YOUR ACCOUNT


CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares, as described in the chart below.


CLASS C SALES CHARGES

                                                                     % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                        SHARES ARE SOLD
Through first year                                                        1.00
------------------------------------------------------------------------------------
Longer than one year                                                      0.00

CLASS D SHARES Class D shares are closed to new investors. Your purchases of Class D shares are made at the public offering price for these shares. This price includes a sales charge of 1.00% (currently being waived), which is paid as a commission to your financial advisor on the sale of Class D shares as shown in the chart below.

CLASS D SALES CHARGES

                                            % OF OFFERING PRICE
  AS A % OF THE PUBLIC      AS A % OF      RETAINED BY FINANCIAL
     OFFERING PRICE      YOUR INVESTMENT          ADVISOR
          1.00                1.01                 1.00

In addition, the distributor pays your financial advisor an initial commission of 1.00% on sales of Class D shares. The Fund's investment advisor has agreed to waive indefinitely the front-end sales charge for purchases of Class D shares by existing Class D investors.

Class D shares also carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for shares of the same share class (and in some cases certain other classes) of another fund distributed by Columbia Management Distributors, Inc. at net asset value. In the case of Class D shares, you may exchange your Class D shares for Class D shares of another fund in which you own Class D shares. Otherwise, you may exchange your Class D shares only for Class C shares. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.


----
 14

YOUR ACCOUNT

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                       distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or if
                       applicable, stock power form along with any share
                       certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures
                       must be guaranteed by either a bank, a member firm of a
                       national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program
                       for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                       1-800-345-6611.
                       Mail your letter of instruction to Columbia Management
                       Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                       account balance requirement has been waived for wrap
                       accounts. This feature is not available if you hold your
                       shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                       appropriate section of the account application for this
                       feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Directors of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.



The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange


----
 16

YOUR ACCOUNT

purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.


The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.


For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.


Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

RULE 12B-1 PLAN The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B, C and D shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B, Class C and Class D shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B, Class C and Class D shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Directors limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. The Fund's distributor has voluntarily agreed to waive a portion of the Class C and Class D 12b-1 fee so that it does not exceed 0.65% annually. This arrangement may be modified or terminated by the Fund's distributor at any time. Over time, these fees will reduce the return on your investment and may cost


                                                                            ----

YOUR ACCOUNT


you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating the distribution fee upon conversion.


ADDITIONAL INTERMEDIARY COMPENSATION In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.


Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts, (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.



In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.


In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.


When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or

----
 18

YOUR ACCOUNT

when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.



ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.



SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS


              The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, based on the number of shares you own at the time these distributions are declared.

             -------------------------------------------------------------------


DISTRIBUTION OPTIONS The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

                                                                            ----

YOUR ACCOUNT

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.


TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by the Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in the Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. The Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.


You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


----
 20

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Directors. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.



On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.



For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including pricing and bookkeeping and other fees paid to Columbia Management by the Fund, amounted to 0.50% of average daily net assets of the Fund.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------

BRIAN M. MCGREEVY, a vice president of Columbia Advisors, is the portfolio manager for the Fund and is responsible for implementing and maintaining the investment themes and strategies of the Fund. Mr. McGreevy has managed the Fund since December, 2003. Mr. McGreevy has been with Columbia Management or its predecessor organizations since December, 1994.



The Statement of Additional Information provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.



LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) ("CMD") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.



Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory,


                                                                            ----

MANAGING THE FUND


compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.



Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the funds or their shareholders cannot currently be determined.



As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.



A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.



In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").



The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.



On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.



The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.



In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed.


----
 22

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal periods which run from September 1 to August 31, unless otherwise indicated, since the inception of the applicable share class. Certain information reflects financial results for a single Class A, B, C or D share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-426-3750.


THE FUND


                                                                                    PERIOD ENDED         PERIOD ENDED
                                                     YEAR ENDED AUGUST 31,           AUGUST 31,          DECEMBER 31,
                                                     2005            2004             2003(a)              2002(b)
                                                    Class A         Class A           Class A              Class A
                                                    -------         -------           -------              -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                              12.45           12.25             12.50                12.52
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                            0.46            0.46              0.29                 0.08
  Net realized and unrealized gain (loss) on
  investments                                         0.03            0.34             (0.22)                0.07
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                      0.49            0.80              0.07                 0.15
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  From net investment income                         (0.45)          (0.46)            (0.31)               (0.08)
  From net realized gains                            (0.04)          (0.14)            (0.01)               (0.09)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.49)          (0.60)            (0.32)               (0.17)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                    12.45           12.45             12.25                12.50
---------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                   4.05            6.68              0.56(e)              1.19(e)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ($)                4,300           3,680             2,138                  477
Ratio of expenses to average net assets (%)(f)        0.89            0.92              1.16(g)              0.92(g)
Ratio of net investment income to average net
assets (%)(f)                                         3.71            3.73              3.52(g)              4.11(g)
Portfolio turnover rate (%)                              9              11                10(e)                21


 (a) The Fund changed its fiscal year end from December 31 to August 31.

 (b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

 (e) Not annualized.

 (f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (g) Annualized.

                                                                            ----

FINANCIAL HIGHLIGHTS

THE FUND


                                                                                          PERIOD ENDED       PERIOD ENDED
                                                              YEAR ENDED AUGUST 31,        AUGUST 31,        DECEMBER 31,
                                                               2005          2004           2003(a)            2002(b)
                                                              Class B       Class B         Class B            Class B
                                                              -------       -------         -------            -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                        12.45         12.25           12.50              12.52
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                      0.37          0.37            0.24               0.06
  Net realized and unrealized gain (loss) on investments        0.03          0.34           (0.23)              0.08
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                0.40          0.71            0.01               0.14
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS ($):
  From net investment income                                   (0.36)        (0.37)          (0.25)             (0.07)
  From net realized gains                                      (0.04)        (0.14)          (0.01)             (0.09)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.40)        (0.51)          (0.26)             (0.16)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                              12.45         12.45           12.25              12.50
-------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                             3.26          5.87            0.05(e)            1.10(e)
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ($)                          1,226         1,190             999                373
Ratio of expenses to average net assets (%)(f)                  1.64          1.68            1.86(g)            1.67(g)
Ratio of net investment income to average net assets
(%)(f)                                                          2.96          2.97            2.83(g)            3.36(g)
Portfolio turnover rate (%)                                        9            11              10(e)              21


 (a) The Fund changed its fiscal year end from December 31 to August 31.

 (b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

 (e) Not annualized.

 (f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (g) Annualized.

----
 24

FINANCIAL HIGHLIGHTS

THE FUND


                                                                YEAR ENDED         PERIOD ENDED
                                                                AUGUST 31,          AUGUST 31,
                                                                   2005              2004(a)
                                                                 Class C             Class C
                                                                 -------             -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                            12.45               12.42
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS: ($)
  Net investment income(b)                                          0.41                0.36
  Net realized and unrealized gain (loss) on investments            0.03                0.18
-----------------------------------------------------------------------------------------------
Total from Investment Operations                                    0.44                0.54
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS ($):
  From net investment income                                       (0.40)              (0.37)
  From net realized gains                                          (0.04)              (0.14)
-----------------------------------------------------------------------------------------------
Total Distributions                                                (0.44)              (0.51)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                                  12.45               12.45
-----------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                              3.64                4.41(e)
-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ($)                         601                 278
Ratio of expenses to average net assets (%)(f)                      1.29                1.30(g)
Ratio of net investment income to average net assets (%)(f)         3.31                3.28(g)
Waiver(h)                                                           0.35                0.35(g)
Portfolio turnover rate (%)                                            9                  11


 (a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

 (b) Per share data was calculated using average shares outstanding during the period.

 (c) Total return at net asset value assuming all distributions reinvested and contingent deferred sales charge.


 (d) Had the Distributor not waived a portion of expenses, total return would have been reduced.


 (e) Not annualized.

 (f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (g) Annualized.

 (h) Amounts represent voluntary waivers of distribution and service fees.

                                                                            ----

FINANCIAL HIGHLIGHTS

THE FUND


                                                                                        PERIOD ENDED         PERIOD ENDED
                                                        YEAR ENDED AUGUST 31,            AUGUST 31,          DECEMBER 31,
                                                        2005             2004             2003(a)              2002(b)
                                                      Class D          Class D            Class D              Class D
                                                      -------          -------            -------              -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                12.45            12.25               12.50                12.52
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS: ($)
  Net investment income(c)                              0.41             0.41                0.27                 0.07
  Net realized and unrealized gain (loss) on
  investments                                           0.03             0.34               (0.23)                0.07
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        0.44             0.75                0.04                 0.14
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS ($):
  From net investment income                           (0.40)           (0.41)              (0.28)               (0.07)
  From net realized gains                              (0.04)           (0.14)              (0.01)               (0.09)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.44)           (0.55)              (0.29)               (0.16)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                      12.45            12.45               12.25                12.50
-------------------------------------------------------------------------------------------------------------------------
Total return %(d)(e)                                    3.62             6.25                0.32(f)              1.14(f)
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ($)             764              790                 700                  488
Ratio of expenses to average net assets (%)(g)          1.29             1.33                1.43(h)              1.32(h)
Ratio of net investment income to average net
assets (%)(g)                                           3.31             3.34                3.30(h)              3.71(h)
Waiver(i)                                               0.35             0.35                0.35(h)              0.35(h)
Portfolio turnover rate (%)                                9               11                  10(f)                21


 (a) The Fund changed its fiscal year end from December 31 to August 31.

 (b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.


 (e) Had the Distributor not waived a portion of expenses, total return would have been reduced.


 (f) Not annualized.

 (g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (h) Annualized.

 (i) Amounts represent voluntary waivers of distribution and service fees.

----
 26

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------
The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A, B, C and D shares of the Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any fee waiver or expense reimbursement.


CLASS A SHARES(1)


  ANNUAL EXPENSE RATIO   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
  --------------------   --------------------------------------   ----------------------
         0.87%                         $10,000.00                           5%


      CUMULATIVE RETURN   HYPOTHETICAL YEAR-                           HYPOTHETICAL YEAR-
        BEFORE FEES &     END BALANCE BEFORE     CUMULATIVE RETURN     END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES         FEES & EXPENSES     AFTER FEES & EXPENSES    FEES & EXPENSES       EXPENSES
----  -----------------   ------------------   ---------------------   ------------------   -------------
1           5.00%             $10,001.25               4.13%               $ 9,918.38         $  559.58
2          10.25%             $10,501.31               8.43%               $10,328.01         $   88.07
3          15.76%             $11,026.38              12.91%               $10,754.56         $   91.71
4          21.55%             $11,577.70              17.57%               $11,198.72         $   95.50
5          27.63%             $12,156.58              22.43%               $11,661.23         $   99.44
6          34.01%             $12,764.41              27.48%               $12,142.84         $  103.55
7          40.71%             $13,402.63              32.75%               $12,644.34         $  107.82
8          47.75%             $14,072.76              38.23%               $13,166.55         $  112.28
9          55.13%             $14,776.40              43.94%               $13,710.33         $  116.91
10         62.89%             $15,515.22              49.89%               $14,276.56         $  121.74
TOTAL GAIN BEFORE FEES
  & EXPENSES                  $ 5,990.22
TOTAL GAIN AFTER FEES &
  EXPENSES                                                                 $ 4,751.56
TOTAL ANNUAL FEES &
  EXPENSES PAID                                                                               $1,496.60



 (1) For Class A shares, the year one Annual Fees & Expenses and Hypothetical Year-End Balance Before Fees & Expenses information shown include the dollar amount and effect of any applicable front-end sales charge of the Fund.


                                                                            ----

APPENDIX A


CLASS B SHARES



  ANNUAL EXPENSE RATIO   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
  --------------------   --------------------------------------   ----------------------
         1.62%                         $10,000.00                           5%


      CUMULATIVE RETURN   HYPOTHETICAL YEAR-                           HYPOTHETICAL YEAR-
        BEFORE FEES &     END BALANCE BEFORE     CUMULATIVE RETURN     END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES         FEES & EXPENSES     AFTER FEES & EXPENSES    FEES & EXPENSES       EXPENSES
----  -----------------   ------------------   ---------------------   ------------------   -------------
1           5.00%             $10,500.00               3.38%               $10,338.00         $  164.74
2          10.25%             $11,025.00               6.87%               $10,687.42         $  170.31
3          15.76%             $11,576.25              10.49%               $11,048.66         $  176.06
4          21.55%             $12,155.06              14.22%               $11,422.10         $  182.01
5          27.63%             $12,762.82              18.08%               $11,808.17         $  188.17
6          34.01%             $13,400.96              22.07%               $12,207.29         $  194.53
7          40.71%             $14,071.00              26.20%               $12,619.89         $  201.10
8          47.75%             $14,774.55              30.46%               $13,046.45         $  207.90
9          55.13%             $15,513.28              35.85%               $13,585.26         $  115.85
10         62.89%             $16,288.95              41.46%               $14,146.34         $  120.63
TOTAL GAIN BEFORE FEES
  & EXPENSES                  $ 6,288.95
TOTAL GAIN AFTER FEES &
  EXPENSES                                                                 $ 4,146.34
TOTAL ANNUAL FEES &
  EXPENSES PAID                                                                               $1,721.29


CLASS C SHARES



  ANNUAL EXPENSE RATIO   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
  --------------------   --------------------------------------   ----------------------
         1.62%                         $10,000.00                           5%


      CUMULATIVE RETURN   HYPOTHETICAL YEAR-                           HYPOTHETICAL YEAR-
        BEFORE FEES &     END BALANCE BEFORE     CUMULATIVE RETURN     END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES         FEES & EXPENSES     AFTER FEES & EXPENSES    FEES & EXPENSES       EXPENSES
----  -----------------   ------------------   ---------------------   ------------------   -------------
1           5.00%             $10,500.00               3.38%               $10,338.00         $  164.74
2          10.25%             $11,025.00               6.87%               $10,687.42         $  170.31
3          15.76%             $11,576.25              10.49%               $11,048.66         $  176.06
4          21.55%             $12,155.06              14.22%               $11,422.10         $  182.01
5          27.63%             $12,762.82              18.08%               $11,808.17         $  188.17
6          34.01%             $13,400.96              22.07%               $12,207.29         $  194.53
7          40.71%             $14,071.00              26.20%               $12,619.89         $  201.10
8          47.75%             $14,774.55              30.46%               $13,046.45         $  207.90
9          55.13%             $15,513.28              34.87%               $13,487.42         $  214.92
10         62.89%             $16,288.95              39.43%               $13,943.29         $  222.19
TOTAL GAIN BEFORE FEES
  & EXPENSES                  $ 6,288.95
TOTAL GAIN AFTER FEES &
  EXPENSES                                                                 $ 3,943.29
TOTAL ANNUAL FEES &
  EXPENSES PAID                                                                               $1,921.92

----
 28

APPENDIX A


CLASS D SHARES



  ANNUAL EXPENSE RATIO   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
  --------------------   --------------------------------------   ----------------------
         1.62%                         $10,000.00                           5%



      CUMULATIVE RETURN   HYPOTHETICAL YEAR-                           HYPOTHETICAL YEAR-
        BEFORE FEES &     END BALANCE BEFORE     CUMULATIVE RETURN     END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES         FEES & EXPENSES     AFTER FEES & EXPENSES    FEES & EXPENSES       EXPENSES
----  -----------------   ------------------   ---------------------   ------------------   -------------
1           5.00%             $10,500.00               3.38%               $10,338.00         $  164.74
2          10.25%             $11,025.00               6.87%               $10,687.42         $  170.31
3          15.76%             $11,576.25              10.49%               $11,048.66         $  176.06
4          21.55%             $12,155.06              14.22%               $11,422.10         $  182.01
5          27.63%             $12,762.82              18.08%               $11,808.17         $  188.17
6          34.01%             $13,400.96              22.07%               $12,207.29         $  194.53
7          40.71%             $14,071.00              26.20%               $12,619.89         $  201.10
8          47.75%             $14,774.55              30.46%               $13,046.45         $  207.90
9          55.13%             $15,513.28              34.87%               $13,487.42         $  214.92
10         62.89%             $16,288.95              39.43%               $13,943.29         $  222.19
TOTAL GAIN BEFORE FEES
  & EXPENSES                  $ 6,288.95
TOTAL GAIN AFTER FEES &
  EXPENSES                                                                 $ 3,943.29
TOTAL ANNUAL FEES &
  EXPENSES PAID                                                                               $1,921.92


                                                                            ----

NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----
 30

NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.



You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:



Columbia Management Distributors, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.


You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:


Columbia Oregon Intermediate Municipal Bond Fund (formerly named Columbia Oregon Municipal Bond Fund, Inc.): 811-03983


--------------------------------------------------------------------------------

(ColumbiaFunds Logo)

A Member of Columbia Management Group



(C)2005 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.426.3750  www.columbiafunds.com                            PRO-36/91550-1005

                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                            Class Z Shares Prospectus

COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND  Prospectus, January 1, 2006


CLASS Z SHARES

Advised by Columbia Management Advisors, LLC


--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                                2
---------------------------------------------------------
Investment Goal......................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   3
Performance History..................................   5
Your Expenses........................................   6

YOUR ACCOUNT                                            8
---------------------------------------------------------
How to Buy Shares....................................   8
Eligible Investors...................................   9
Sales Charges........................................  10
How to Exchange Shares...............................  11
How to Sell Shares...................................  11
Fund Policy on Trading of Fund Shares................  12
Intermediary Compensation............................  13
Other Information About Your Account.................  14
MANAGING THE FUND                                      17
---------------------------------------------------------
Investment Advisor...................................  17
Portfolio Manager....................................  17
Legal Proceedings....................................  17

FINANCIAL HIGHLIGHTS                                   19
---------------------------------------------------------

APPENDIX A                                             20
---------------------------------------------------------



Only eligible investors may purchase Class Z shares. See "Your
Account -- Eligible Investors" for more information.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities).

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Normally, the Fund will invest in Oregon municipal securities rated investment grade by a securities rating agency (rated BBB or higher by Standard and Poor's (S&P) or Baa or higher by Moody's Investors Services, Inc. (Moody's)), or, if unrated, determined by the Fund's investment advisor to be of equivalent quality. The Fund may also invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is generally exempt from state income taxes. The Fund intends to maintain an average portfolio maturity of approximately 3 to 10 years.


While the Fund attempts to invest 100% of its assets in municipal securities that are exempt from federal income tax, it may invest up to 20% of its assets in securities that pay taxable interest. In such circumstances, the Fund will invest in obligations of the U.S. Government or its agencies or instrumentalities; obligations of U.S. banks (including certificates of deposit, bankers' acceptances and letters of credit) that are members of the Federal Reserve System and that have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million; commercial paper rated Prime 1 by Moody's, A-1 or better by S&P, or if not rated, issued by a company that, at the time of investment by the Fund, has an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; and repurchase agreements for any of these types of investments.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as noted otherwise, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

----
 2

THE FUND

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue sources. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or the private company backing the project, rather than to the credit of the state or local government issuer of the bonds. In addition, the Fund's concentration in Oregon tax-exempt bonds may cause it to be exposed to risks that do not apply to other bond funds, such as:


  - Low trading volumes for Oregon municipal bonds

  - Unfavorable economic conditions in Oregon

  - Legal and legislative changes affecting the ability of Oregon municipalities to issue bonds


Credit risk is the possibility that changes in the obligated entity's financial condition, changes in general economic conditions, or changes in economic conditions that affect the obligated entity, may impact the obligated entity's actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and, in some cases, a decrease in income. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. These bonds may depend for payment on legislative appropriation and/or aid from other governments. Other municipal bonds, known as revenue obligations, are payable from revenues earned by a particular project or other revenue source. Some revenue obligations are backed by private companies, some are asset-backed securities, such as bonds backed by mortgage payments, and some are for municipally owned utilities, such as water or sewer systems. Revenue obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or private company backing the project, rather than to the taxing power of the state or local government issuer of the bonds.



Municipal Market Risk and Single-State Focus: A state's municipal market may be volatile and can be significantly affected by adverse tax, legislative, demographic or political changes, as well as changes in the financial or economic condition of the state that issues municipal securities. Municipal issues in the state will be affected by these factors, which will, in turn, affect the value of the Fund's investments. Because the Fund invests primarily in municipal securities of a particular state, the value of the Fund's shares may be more volatile than the value of shares of funds that invest in securities of issuers in a number of different states.


                                                                            ----

THE FUND

Political risk means that a significant or potential change in tax laws affecting municipal bonds or federal income tax rates could impact municipal bond demand and cause their prices to fall.


As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.


If you are subject to the federal alternative minimum tax, you should be aware that up to 10% of the Fund's net assets may be invested in debt securities, the interest on which is subject to the alternative minimum tax.

Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.


Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

----
 4

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.


              The Fund's returns are compared to the Lehman Brothers General Obligation Bond Index. The Lehman Brothers General Obligation Bond Index is an unmanaged index that represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Unlike the Fund, the Lehman Brothers General Obligation Bond Index is not an investment, does not incur fees, expenses, or taxes and is not professionally managed.

             -------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS (CLASS Z)


                                  (BAR CHART)

                       14.15%      3.77%      8.36%      5.58%     -2.65%     10.28%      4.55%      9.24%      5.16%      4.03%
                        1995       1996       1997       1998       1999       2000       2001       2002       2003       2004








            The Class's year-to-date total return through      For the periods shown in bar chart above:
            September 30, 2005 was +2.26%.                     Best quarter: 1st quarter 1995, +5.76%
                                                               Worst quarter: 2nd quarter 2004, -2.07%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The return


                                                                            ----

THE FUND


after taxes on distributions and sale of fund shares at a capital loss may be higher than the return before taxes due to the resulting tax benefit from the capital loss on the after-tax return calculation.



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2004



                                                              INCEPTION
                                                                DATE            1 YEAR         5 YEARS         10 YEARS
Class Z (%)                                                    7/2/84
  Return Before Taxes                                                            4.03            6.62            6.16
  Return After Taxes on Distributions                                            3.98            6.51            6.04
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                                         4.06            6.33            5.95
-----------------------------------------------------------------------------------------------------------------------
Lehman Brothers General Obligation Bond Index (%)                                4.43            6.92            6.87


YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


             -------------------------------------------------------------------

              UNDERSTANDING EXPENSES


              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.


              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions
             -------------------------------------------------------------------

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                         0.00
--------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                               0.00
--------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)             (2)

 (1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) There is a $7.50 charge for wiring sale proceeds to your bank.

----
 6

THE FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee (%)                                              0.50
--------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       0.00
--------------------------------------------------------------------
Other expenses(1) (%)                                           0.12
--------------------------------------------------------------------
Total annual fund operating expenses (%)                        0.62





 (1) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund for the transfer agency and pricing and bookkeeping services effective November 1, 2005.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $63      $199      $346       $774



See Appendix A for additional hypothetical investment and expense information.


                                                                            ----

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with Columbia Management Services, Inc. or your financial advisor or the Fund's transfer agent has received or your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts send a completed application and check made
(new account)          payable to the Fund to Columbia Management Services, Inc.,
                       P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                       Management Services, Inc., P.O. Box 8081, Boston, MA
                       02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Management Distributors, Inc.
                       for shares of the same class of the Fund at no additional
                       cost. To exchange by telephone, call 1-800-422-3737. Please see "How to Exchange Shares" for more information.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares by electronically transferring money
funds transfer         from your bank account to your Fund account by calling
                       1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good
                       form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       fund shares of the same class of the Fund at no additional cost. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                       Fund, call 1-800-345-6611.


----
 8

YOUR ACCOUNT

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------

Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Class Z shares of the Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.



IMPORTANT THINGS TO CONSIDER WHEN DECIDING ON A CLASS OF SHARES:



Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a fund with different pricing options. This allows you and your financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial advisor offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.



Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.



Eligible Investors and their applicable investment minimums are as follows:



NO MINIMUM INITIAL INVESTMENT



- Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;



- Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts ("IRAs")), for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent;



- Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or



- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.



$1,000 MINIMUM INITIAL INVESTMENT



- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management Distributors, Inc. (i) who


                                                                            ----

YOUR ACCOUNT


  holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005;
  (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;



- Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc.;



- Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;



- Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);



- Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or



- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.



The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

             -------------------------------------------------------------------
             CHOOSING A SHARE CLASS

              The Fund offers one class of shares in this prospectus --
              CLASS Z.


              The Fund also offers four additional classes of shares -- CLASS A, B, C and D shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

             -------------------------------------------------------------------

----
 10

YOUR ACCOUNT

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Management Distributors, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A
                       shares (only if Z is not offered) of another fund
                       distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                       address below. In your letter of instruction, note the
                       Fund's name, share class, account number, and the dollar
                       value or number of shares you wish to sell. All account
                       owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the
                       Medallion Signature Guarantee Program for amounts over
                       $100,000 or for alternate payee or mailing instructions.
                       Additional documentation is required for sales by
                       corporations, agents, fiduciaries, surviving joint owners
                       and individual retirement account owners. For details, call
                       1-800-345-6611.
                       Mail your letter of instruction to Columbia Management
                       Services, Inc., P.O. Box 8081, Boston, MA 02266-8081
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Directors of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.



The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.


----
 12

YOUR ACCOUNT


The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.


For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.


Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.


INTERMEDIARY COMPENSATION

--------------------------------------------------------------------------------

The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.



Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.


                                                                            ----

YOUR ACCOUNT


In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.



In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.


When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this fee.


SHARE CERTIFICATES Share certificates are not available for Class Z shares.


----
 14

YOUR ACCOUNT

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------


DISTRIBUTION OPTIONS The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.



If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.


TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by the Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in the Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. The Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

                                                                            ----

YOUR ACCOUNT

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


----
 16

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Directors. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.



On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.



For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund not including pricing and bookkeeping and other fees paid to Columbia Management by the Fund, amounted to 0.50% of average daily net assets of the Fund.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------

BRIAN M. MCGREEVY, a vice president of Columbia Advisors, is the portfolio manager for the Fund and is responsible for implementing and maintaining the investment themes and strategies of the Fund. Mr. McGreevy has managed the Fund since December, 2003. Mr. McGreevy has been with Columbia Management or its predecessor organizations since December, 1994.



The Statement of Additional Information provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.



LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) ("CMD") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.



Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory,


                                                                            ----
compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.



Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the funds or their shareholders cannot currently be determined.



As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.



A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.



In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").



The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.



On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.



The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.



In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed.




----
 18

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the Fund's last five fiscal years which run from September 1 to August 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from in the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-426-3750.


THE FUND


                                    YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                    AUGUST 31,       AUGUST 31,        AUGUST 31,              YEAR ENDED DECEMBER 31,
                                       2005             2004            2003(a)         2002(b)          2001           2000
                                     Class Z          Class Z           Class Z         Class Z        Class Z        Class Z
                                     -------          -------           -------         -------         ------        -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                 12.45            12.25             12.50           12.08          12.13          11.56
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS ($):
  Net investment income                  0.49(c)          0.50(c)           0.34(c)         0.55(c)        0.57(d)        0.58
  Net realized and unrealized
  gain (loss) on investments             0.03             0.34             (0.23)           0.54          (0.02)(d)       0.58
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations         0.52             0.84              0.11            1.09           0.55           1.16
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS ($):
  From net investment income            (0.48)           (0.50)            (0.35)          (0.55)         (0.57)         (0.58)
  From net realized gains               (0.04)           (0.14)            (0.01)          (0.12)         (0.03)         (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                     (0.52)           (0.64)            (0.36)          (0.67)         (0.60)         (0.59)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                       12.45            12.45             12.25           12.50          12.08          12.13
-------------------------------------------------------------------------------------------------------------------------------
Total return (%)(e)                      4.31             6.97              0.83(f)         9.24           4.55          10.28
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000's) ($)                           410,706          434,509           485,427         508,865        491,638        436,544
Ratio of expenses to average net
assets (%)(g)                            0.64             0.65              0.68(h)         0.58           0.57           0.58
Ratio of net investment income
to average net assets (%)(g)             3.96             4.03              4.13(h)         4.45           4.64(d)        4.92
Portfolio turnover rate (%)                 9               11                10(f)           21             14             22


 (a) The Fund changed its fiscal year end from December 31 to August 31.


 (b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.


 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was less than $0.01 to net investment income and net realized and unrealized loss per share and less than 0.01% to the ratio of net investment income to average net assets. Per share data and ratios for the periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

 (e) Total return at net asset value assuming all distributions reinvested.

 (f) Not Annualized.

 (g) The  benefits  derived   from  custody  credits   and  directed   brokerage
     arrangements, if applicable, had an impact of less than 0.01%.

 (h) Annualized.

                                                                            ----

APPENDIX A



HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION



The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is reflected in the chart and is net of any fee waiver or expense reimbursement.


CLASS Z SHARES



 ANNUAL EXPENSE RATIO     INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
         0.62%                          $10,000.00                              5%

                              HYPOTHETICAL         CUMULATIVE
      CUMULATIVE RETURN     YEAR-END BALANCE      RETURN AFTER     HYPOTHETICAL YEAR-    ANNUAL
        BEFORE FEES &        BEFORE FEES &           FEES &        END BALANCE AFTER     FEES &
YEAR      EXPENSES              EXPENSES            EXPENSES        FEES & EXPENSES     EXPENSES
1           5.00%              $10,500.00             4.38%            $10,438.00       $ 63.36
2          10.25%              $11,025.00             8.95%            $10,895.18       $ 66.13
3          15.76%              $11,576.25            13.72%            $11,372.39       $ 69.03
4          21.55%              $12,155.06            18.71%            $11,870.50       $ 72.05
5          27.63%              $12,762.82            23.90%            $12,390.43       $ 75.21
6          34.01%              $13,400.96            29.33%            $12,933.13       $ 78.50
7          40.71%              $14,071.00            35.00%            $13,499.60       $ 81.94
8          47.75%              $14,774.55            40.91%            $14,090.89       $ 85.53
9          55.13%              $15,513.28            47.08%            $14,708.07       $ 89.28
10         62.89%              $16,288.95            53.52%            $15,352.28       $ 93.19

TOTAL GAIN BEFORE FEES
& EXPENSES                     $ 6,288.95
TOTAL GAIN AFTER FEES &
  EXPENSES                                                             $ 5,352.28
TOTAL ANNUAL FEES &
  EXPENSES PAID                                                                         $774.22


----
 20

NOTES


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            ----

NOTES


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----
 22

NOTES


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.



You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:



Columbia Management Distributors, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.


You can review and copy information about the Fund, including the Statement of Additional Information by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:


Columbia Oregon Intermediate Municipal Bond Fund (formerly named Columbia Oregon Municipal Bond Fund, Inc.): 811-03983


--------------------------------------------------------------------------------

(ColumbiaFunds Logo)


A Member by Columbia Management Group



(c)2005 Columbia Management Distributors, Inc.


One Financial Center, Boston, MA 02111-2621


800.426.3750  www.columbiafunds.com                            PRO-36/91479-1005

                                     PART B
                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                       COLUMBIA MID CAP GROWTH FUND, INC.



                        COLUMBIA SMALL CAP GROWTH FUND I


                     COLUMBIA REAL ESTATE EQUITY FUND, INC.

                         COLUMBIA TECHNOLOGY FUND, INC.

                     COLUMBIA STRATEGIC INVESTOR FUND, INC.

                          COLUMBIA BALANCED FUND, INC.


                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND



                      COLUMBIA CONSERVATIVE HIGH YIELD FUND


                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information contains information relating to 8 mutual funds: Columbia Mid Cap Growth Fund, Inc. (the "Mid Cap Growth Fund" or "CMCG"), Columbia Small Cap Growth Fund I formerly Columbia Small Cap Growth Fund, Inc. (the "Small Cap Growth Fund" or "CSCG"), Columbia Real Estate Equity Fund, Inc. (the "Real Estate Fund" or "CREF"), Columbia Technology Fund, Inc. (the "Technology Fund" or "CTF"), Columbia Strategic Investor Fund, Inc. formerly Columbia Strategic Value Fund, Inc. (the "Strategic Investor Fund" or "CSIF"), Columbia Balanced Fund, Inc. (the "Balanced Fund" or "CBF"), Columbia Oregon Intermediate Municipal Bond Fund formerly Columbia Oregon Municipal Bond Fund, Inc. (the "Oregon Intermediate Municipal Bond Fund" or "CMBF") and Columbia Conservative High Yield Fund formerly Columbia High Yield Fund, Inc. (the "Conservative High Yield Fund" or "CHYF").


     Each Fund offers its shares through one or more prospectuses (each a "Prospectus"). This Statement of Additional Information is not a Prospectus and should be read in conjunction with the applicable Prospectus. Copies of the Prospectus are available without charge upon request by calling 1-800-426-3750.


     The Funds' most recent Annual and Semi-Annual Reports to shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Reports, and the financial statements and accompanying notes appearing in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS


DESCRIPTION OF THE FUNDS..................................................     4
INVESTMENT RESTRICTIONS...................................................    18
MANAGEMENT................................................................    37
DISCLOSURE OF PORTFOLIO INFORMATION.......................................    86
INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES.............    87
PORTFOLIO TRANSACTIONS....................................................    99
CAPITAL STOCK AND OTHER SECURITIES........................................   104
DISTRIBUTION AND SERVICING................................................   105
PURCHASE, REDEMPTION AND PRICING OF SHARES................................   110
CUSTODIAN.................................................................   122
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................   123
TAXES.....................................................................   123
FINANCIAL STATEMENTS......................................................   131



                                 January 1, 2006

                            DESCRIPTION OF THE FUNDS


     Each of the Funds is an open-end, management investment company. Each Fund, other than the Oregon Intermediate Municipal Bond Fund and the Technology Fund, is diversified, which means that, with respect to 75 percent of its total assets, the Fund will not invest more than 5 percent of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management Advisors, LLC (the "Advisor"). See the section entitled "INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES" for further information about the Advisor.


     It is expected that, subject to shareholder approval, each Fund will be reorganized as a series of Columbia Funds Trust IX, a Massachusetts business trust into which all of the retail Columbia funds are expected to be reorganized.

INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS


     The Prospectus describes the fundamental investment objective and the principal investment strategy applicable to each Fund. The investment objective of each Fund, other than the Mid Cap Growth Fund, may not be changed without shareholder approval. The Mid Cap Growth Fund's Board of Directors may change its investment objective, without shareholder approval, upon 30 days written notice to all shareholders. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, see the chart on pages XX and XX of this Statement of Additional Information.


Securities Rating Agencies

     Rating agencies are private services that provide ratings of the credit quality of fixed income securities. The following is a description of the fixed income securities ratings used by Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw-Hill Companies ("S&P"). Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from the Fund's portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. Ratings assigned by a particular rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates.

BOND RATINGS. MOODY'S -- The following is a description of Moody's bond ratings:

     Aaa - Best quality; smallest degree of investment risk.

     Aa - High quality by all standards.

     Aa and Aaa are known as high-grade bonds.

     A - Many favorable investment attributes; considered upper medium-grade obligations.

     Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

     B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

     S&P -- The following is a description of S&P's bond ratings:

     AAA - Highest rating; extremely strong capacity to pay principal and interest.

     AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

     A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

     Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

     BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

     B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     A Fund may purchase unrated securities (which are not rated by a rating agency) if the Advisor determines that a security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Advisor may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of lower rated securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in unrated securities, the Fund's success in achieving its investment objective is determined more heavily by the Advisor's creditworthiness analysis than if the Fund invested exclusively in rated securities.

Non-Investment Grade Securities ("Junk Bonds")


     Investments in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P), which are eligible for purchase by certain of the Funds and, in particular, by the Conservative High Yield Fund, are described as "speculative" by both Moody's and S&P. Investments in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.


     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of debt securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. Since secondary markets for high yield securities are generally less liquid than the market for higher grade securities, it may be more difficult to value these securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality.

Bank Obligations

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

     Bank obligations include foreign bank obligations including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see "Foreign Equity Securities" below). Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments of the foreign bank's country, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

     A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

     Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities

     Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

     TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

     OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include the Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

     Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Mortgage-backed securities are sold to investors by various governmental, government-related and private organizations as further described below. A Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

     Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the duration of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

     FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly owned. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.


     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. These issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of its issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors will meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities, guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all pay interest currently. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities

     The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

     The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     These other asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities

     Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90- or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions

     Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. If made, loans of portfolio securities by a Fund will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

     It is the view of the Staff of the Securities and Exchange Commission ("SEC") that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Board of Directors must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies. Excluding items (1) and
(2), these practices may be amended from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Options and Financial Futures Transactions

     Certain Funds may invest up to 5 percent of their net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A Fund may enter into closing transactions, exercise its options, or permit the options to expire.

     A Fund may also write call options, but only if such options are covered. A call option is covered if written on a security a Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount must be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund that is permitted to engage in option transactions may write such options on up to 25 percent of its net assets.


     Financial futures contracts, including interest rate futures transactions, are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The investment restrictions regarding financial futures transactions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. None of the Funds, however, intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. A Fund may engage in futures transactions only on commodities exchanges or boards of trade.


     A Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation. A Fund may engage in these transactions only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. It is expected, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

     Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account cash, certain U.S. Government securities, or any other portfolio assets as permitted by the SEC's rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the Advisor; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code").

Swap Agreements ("Swaps," "Caps," "Collars" and "Floors")

     The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Foreign Equity Securities

     Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

     Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

     Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

     There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

     The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

     ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund's exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds' ability to invest in emerging market securities.

     Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Foreign Fixed Income Securities

     Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see "Bank Obligations"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.


     The risks of investing in foreign fixed income securities are the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debt issued by governments and their agencies and instrumentalities) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to the extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


Currency Contracts


     The value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as "hedging"), a Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of currency, if any, at the market price. A Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act of 1940, as amended (the "1940 Act") or the SEC, a Fund may "cover" its commitment under forward contracts by segregating cash or liquid securities with a Fund's custodian in an amount not less than the current value of the Fund's total assets committed to the consummation of the contracts.


A Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.


     Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of a Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by a Fund will be successful.

Real Estate Investment Trusts ("REITs")

     REITs are pooled investment vehicles that invest primarily in real estate--such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Repurchase Agreements

     A Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Advisor. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Borrowing

     A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund's total assets are subject to continuous asset coverage. If the 300 percent asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage. Notwithstanding the above, certain of the Funds may not borrow in excess of 5 percent of their assets at any time. A Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

     Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

     Notwithstanding the restrictions applicable to investments in illiquid securities described in the relevant chart below, the Funds may purchase without limit certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus exempt from that Fund's liquidity restrictions.

     Under the supervision of the Board of Directors of the Funds, the Advisor determines the liquidity of the Funds' portfolio securities, including Rule 144A securities, and, through reports from the Advisor, the Board of Directors monitors trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Convertible Securities and Warrants

     Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by a Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the convertible security if available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

     Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that a Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.


     To the extent the Conservative High Yield Fund acquires common stock through exercise of conversion rights or warrants or acceptance of exchange or similar offers, the common stock will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.






Dollar Roll Transactions


     "Dollar roll" transactions consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300 percent for all outstanding firm commitments, dollar rolls and other borrowings.

     Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments received by the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decease the cost of the Fund's borrowing.

When-Issued Securities

     When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed delivery basis.

Zero-Coupon and Pay-in-Kind Securities

     A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Temporary Investments


     When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.


Non-Diversified


     The Oregon Intermediate Municipal Bond Fund and the Technology Fund are "non-diversified," which means that they may invest a greater percentage of their assets in the securities of a single issuer than the other Funds. Non-diversified funds are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Oregon Intermediate Municipal Bond Fund may be more sensitive to adverse economic, business or political developments in the State of Oregon and also if it invests a substantial portion of its assets in the bonds of similar projects.


                  Chart of Securities and Investment Practices


                                                      CMCG      CSCG     CREF      CTF     CSIF
                                                    --------   ------   ------   ------   ------
Investment Grade Securities (Baa or higher by       *          *        *        *        *
Moody's, BBB or higher by S&P or believed by the
Advisor to be equivalent), other than U.S.
Government obligations and municipal securities
Non-Investment Grade Securities                     NA         NA       NA       NA       NA
Domestic Bank Obligations                           *          *        *        *        *
U.S. Government Securities                          *          *        *        *        *
Mortgage-Backed Securities                          NA         NA       NA       NA       NA
CMOs                                                NA         NA       NA       NA       NA
Asset-Backed Securities                             NA         NA       NA       NA       NA
Floating or Variable Rate                           NA         NA       NA       NA       NA
Loan Transactions                                   X          O        O        O        O
Options & Financial Futures                         O          O        O        O        O
Foreign Equities(1)
   Developed Markets                                33.3%, O   25%, O   20%, O   33%, O   25%, +
   Emerging Markets(2)                              X          X        X        X        +
ADRs, GDRs and NASDAQ-listed                        33.3%, O   25%, O   O        33%, O   25%, O
   foreign securities(1)
Currency Contracts
   Hedging                                          O          O        O        O        O
   Speculation                                      X          X        X        X        X

                                                      CMCG      CSCG     CREF      CTF      CSIF
                                                    --------   ------   ------   ------   --------
   Spot Basis                                       O          O        O        O        O
Repurchase Agreements                               *          *        *        *        *
Illiquid (exclude 144A securities from definition   15%, O     15%, O   15%, O   15%, O   15%, O
of illiquid with board supervision)
Convertible Securities/Warrants                     +          +        +        +        +
Small Companies                                     +          +        +        +        +
Dollar Roll Transactions                            NA         NA       NA       NA       NA
Swap Agreements                                     NA         NA       NA       NA       NA
When-Issued Securities                              O          O        O        O        O
Foreign Fixed Income Securities                     NA         NA       NA       NA       NA
(including Foreign Bank Obligations)
Zero Coupon/Pay in Kind                             NA         NA       NA       NA       NA
Real Estate (excluding REITs)                       X          X        X        X        X
REITs                                               +          O        +        O        +
Borrowing                                           5%, *      5%, *    5%, *    33.3%,   33.3%, *


+    Permitted - Part of principal investment strategy

X    Not permitted either as a non-fundamental or fundamental policy

O    Permitted - Not a principal investment strategy

*    Temporary Investment or cash management purposes

% Percentage of net assets (unless "total assets" specified) that Fund may invest

NA   Not part of investment strategy

(1) Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.

(2) ADRs, GDRs and NASDAQ-listed securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

(3)  Percentage is based on total assets.

                                                   CMBF      CHYF       CBF
                                                 --------   ------   --------
Investment Grade Securities (Baa or              O          O        +
higher by Moody's, BBB or higher by
S&P or believed by the Advisor to be
equivalent), other than U.S.
Government obligations and municipal
securities
Non-Investment Grade Securities                  NA         +        10%, O
Domestic Bank Obligations                        *          *        *
Commercial Paper                                 *          *        *
U.S. Government Securities                       *          *        +
Mortgage-Backed Securities                       NA         O        +
CMOs                                             NA         O        +
Asset-Backed Securities                          NA         O        +
Floating or Variable Rate                        O          O        +
Loan Transactions                                O          O        X
Options & Financial Futures                      +          O        +
Foreign Equities(1)
   Developed Markets                             NA         NA       33.3%, O
   Emerging Markets(2)                           NA         NA       X
ADRs, GDRs and NASDAQ-listed                     NA         NA       33.3%, O
   foreign securities(1)
Currency Contracts
   Hedging                                       NA         NA       O
   Speculation                                   NA         NA       X
   Spot Basis                                    NA         NA       O
Repurchase Agreements                            *          *        *
Illiquid (excludes 144A securities from          15%, O     15%, O   15%, O
definition of illiquid with board supervision)
Convertible Securities/Warrants                  NA         O        O
Small Companies                                  NA         +        O
Dollar Roll Transactions                         NA         O        +
Swap Agreements                                  O          O        O
When-Issued Securities                           O          O        O
Foreign Fixed Income Securities                  NA         10%, O   20%, O
(including Foreign Bank Obligations)
Zero Coupon/Pay in Kind                          +          O        O
Real Estate (excluding REITs)                    X          X        X
REITs                                            NA         O        O
Borrowing                                        33.3%, *   5%, *    5%, *
Municipal Bonds                                  +          NA       O


+    Permitted - Part of principal investment strategy

X    Not permitted either as a non-fundamental or fundamental policy

O    Permitted - Not a principal investment strategy

*    Temporary Investment or cash management purposes

% Percentage of net assets (unless "total assets" specified) that Fund may invest

NA   Not part of investment strategy

(1) Any limitation on foreign investments includes investments in both foreign securities purchased in the foreign markets, together with the purchase of ADRs, GDRs and NASDAQ-listed foreign securities.

(2) ADRs, GDRs, and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

(3)  Percentage is based on total assets.

                             INVESTMENT RESTRICTIONS


The Prospectus sets forth the investment goals and principal investment strategies applicable to each Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. Except as stated otherwise below, a Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of
(i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.



Each Fund may not, as a matter of fundamental policy:



1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or
     (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.



2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.



3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.



4. With the exception of the Real Estate Fund, which will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry, purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.



5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.



6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.



7. With the exception of the Oregon Municipal Bond Fund and the Columbia Technology Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.






COLUMBIA MID CAP GROWTH FUND, INC.





        The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.


     The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

          2. Invest less than 80% of its assets in the stocks of mid-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Mid Cap Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.


COLUMBIA SMALL CAP GROWTH FUND I





     The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.


     The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

          2. Invest less than 80% of its assets in the stocks of small-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's investment Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

COLUMBIA REAL ESTATE EQUITY FUND, INC.




     The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.


     The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA TECHNOLOGY FUND, INC.




     The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.


     The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA STRATEGIC INVESTOR FUND, INC.




     The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.


     The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA BALANCED FUND, INC.




     The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.


     The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.





COLUMBIA CONSERVATIVE HIGH YIELD FUND





     The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.


     The Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

                                   MANAGEMENT

     Each Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and goals of the Fund. The Board of Directors of each Fund meets quarterly to review the Fund's investment policies, performance, expenses, and other business matters. The names, addresses and ages of the directors and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each director and other directorships they hold are shown below. There is no family relationship between any of the directors.


     Columbia Management Advisors, LLC, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. The Advisor is responsible for the Funds' management, subject to oversight by the Funds' Boards of Directors. The Advisor is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a direct wholly owned subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware Corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Management Advisors, a registered investment advisor, has been an investment advisor since 1995.



     On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Management Advisors, LLC (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Management Advisors, LLC is now the investment advisor to the Funds.



     The "Fund Complex" consists of the following funds:



     The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 7 closed-end management investment company portfolios (the "Liberty Funds").



     The series of Columbia Funds Trust VIII, the series of Columbia Funds Series Trust I, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust (the "Stein Roe Funds").


     Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

     Columbia Management Multi-Strategy Hedge Fund, LLC.


     Columbia Balanced Fund, Inc., Columbia Conservative High Yield Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Inc., Columbia Small Cap Growth Fund I, Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Columbia Funds").


     The series of The Galaxy Funds (the "Galaxy Funds").

     The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

Directors and Officers

DISINTERESTED DIRECTORS:


                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                       POSITION(S)   TERM OF OFFICE AND                                     FUND COMPLEX
    NAME, ADDRESS          HELD        LENGTH OF TIME         PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER DIRECTORSHIPS HELD
       AND AGE          WITH FUNDS       SERVED* (1)           DURING PAST FIVE YEARS        BY DIRECTOR           BY DIRECTOR
--------------------   -----------   ------------------   -------------------------------   -------------   ------------------------
Douglas A. Hacker      Director      Since October 2003   Executive Vice President -           83           Nash Finch Company (food
(Age 49)                                                  Strategy of United Airlines                       distributor)
P.O. Box 66100                                            (airline) since December, 2002
Chicago, IL 60666                                         (formerly President of UAL
                                                          Loyalty Services (airline) from
                                                          September, 2001 to December,
                                                          2002; Executive Vice President
                                                          and Chief Financial Officer of
                                                          United Airlines from July, 1999
                                                          to September, 2001; Senior Vice
                                                          President-Finance from March,
                                                          1993 to July, 1999).

Janet Langford Kelly   Director      Since October 2003   Partner, Zelle, Hoffman,             83                     None
(Age 47)                                                  Voelbel, Mason & Gette LLP (law
9534 W. Gull Lake                                         firm) since March, 2005;
Drive Richland,                                           Adjunct Professor of Law,
MI 49083-8530                                             Northwestern University, since
                                                          September, 2004 (formerly Chief
                                                          Administrative Officer and
                                                          Senior Vice President, Kmart
                                                          Holding Corporation (consumer
                                                          goods), from September, 2003 to
                                                          March, 2004; Executive Vice
                                                          President-Corporate Development
                                                          and Administration, General
                                                          Counsel and Secretary, Kellogg
                                                          Company (food manufacturer),
                                                          from September, 1999 to August,
                                                          2003; Senior Vice President,
                                                          Secretary and General Counsel,
                                                          Sara Lee Corporation (branded,
                                                          packaged, consumer-products
                                                          manufacturer) from January,
                                                          1995 to September, 1999).

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                       POSITION(S)   TERM OF OFFICE AND                                     FUND COMPLEX
    NAME, ADDRESS          HELD        LENGTH OF TIME         PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER DIRECTORSHIPS HELD
       AND AGE          WITH FUNDS       SERVED* (1)           DURING PAST FIVE YEARS        BY DIRECTOR           BY DIRECTOR
--------------------   -----------   ------------------   -------------------------------   -------------   ------------------------
Richard W. Lowry       Director      Since October 2003   Private Investor since August,       85(3)                  None
(Age 69)                                                  1987 (formerly Chairman and
10701 Charleston                                          Chief Executive Officer, U.S.
Drive Vero Beach,                                         Plywood Corporation (building
FL 32963                                                  products manufacturer)).

Charles R. Nelson      Director      Served for 1 year    Professor of Economics,              83                     None
(Age 62)                                                  University of Washington, since
Department of                                             January, 1976; Ford and Louisa
Economics University                                      Van Voorhis Professor of
of Washington                                             Political Economy, University
Seattle, WA 98195                                         of Washington, since September,
                                                          1993 (formerly Director,
                                                          Institute for Economic
                                                          Research, University of
                                                          Washington from September, 2001
                                                          to June, 2003); Adjunct
                                                          Professor of Statistics,
                                                          University of Washington, since
                                                          September, 1980; Associate
                                                          Editor, Journal of Money Credit
                                                          and Banking, since September,
                                                          1993; consultant on econometric
                                                          and statistical matters.

John J. Neuhauser      Director      Since October 2003   Academic Vice President and          85(3,4)      Saucony, Inc. (athletic
(Age 63)                                                  Dean of Faculties since August,                   footwear)
84 College Road                                           1999, Boston College (formerly
Chestnut Hill, MA                                         Dean, Boston College School of
02467-3838                                                Management from September, 1977
                                                          to August, 1999).

Patrick J. Simpson     Director      Served for 3 years   Partner, Perkins Coie L.L.P.         83                     None
(Age 61)                                                  (law firm).
1120 N.W. Couch
Street Tenth Floor
Portland, OR
97209-4128

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                      POSITION(S)    TERM OF OFFICE AND                                     FUND COMPLEX
    NAME, ADDRESS        HELD          LENGTH OF TIME        PRINCIPAL OCCUPATION(S)         OVERSEEN     OTHER DIRECTORSHIPS HELD
       AND AGE        WITH FUNDS        SERVED* (1)           DURING PAST FIVE YEARS        BY DIRECTOR           BY DIRECTOR
--------------------  ------------  -------------------  --------------------------------  -------------  --------------------------
Thomas E. Stitzel       Director    Since October 2003   Business Consultant since 1999        83                  None
(Age 69)                                                 (formerly Professor of Finance
2208 Tawny Woods                                         from 1975 to 1999, College of
Place Boise, ID                                          Business, Boise State
83706                                                    University); Chartered Financial
                                                         Analyst.

Thomas C. Theobald    Director and   Since October 2003  Partner and Senior Advisor,           83         Anixter International
(Age 68)(5)            Chairman of                       Chicago Growth Partners (private                 (network support equipment
8 Sound Shore Drive,    the Board                        equity investing) since                          distributor); Ventas, Inc.
Suite 285                                                September, 2004 (formerly                        (real estate investment
Greenwich, CT 06830                                      Managing Director, William Blair                 trust); Jones Lang LaSalle
                                                         Capital Partners (private equity                 (real estate management
                                                         investing) from September, 1994                  services) and Ambac
                                                          to September, 2004).                            Financial (financial
                                                                                                          guaranty insurance)

Anne-Lee Verville       Director    Since October 2003   Retired since 1997 (formerly          83(4)      Chairman of the Board of
(Age 60)                                                 General Manager, Global                          Directors, Enesco Group,
359 Stickney Hill                                        Education Industry, IBM                          Inc. (designer, importer
Road Hopkinton,                                          Corporation (computer and                        and distributor of
NH 03229                                                 technology) from 1994 to 1997).                  giftware and collectibles)

Richard L. Woolworth    Director    Served for 12 years  Retired since December 2003           83         Northwest Natural Gas Co.
(Age 64)                                                 (formerly Chairman and Chief                     (natural gas service
100 S.W. Market                                          Executive Officer, The Regence                   provider)
Street #1500                                             Group (regional health insurer);
Portland, OR 97207                                       Chairman and Chief Executive
                                                         Officer, BlueCross BlueShield of
                                                         Oregon; Certified Public
                                                         Accountant, Arthur Young &
                                                         Company)

INTERESTED DIRECTOR:


                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                      POSITION(S)    TERM OF OFFICE AND                                     FUND COMPLEX
    NAME, ADDRESS         HELD         LENGTH OF TIME        PRINCIPAL OCCUPATION(S)         OVERSEEN      OTHER DIRECTORSHIPS HELD
       AND AGE        WITH FUNDS        SERVED* (1)           DURING PAST FIVE YEARS       BY DIRECTOR(1)         BY DIRECTOR
--------------------  ------------  -------------------  --------------------------------  --------------  -------------------------
William E. Mayer(2)     Director     Since October 2003  Partner, Park Avenue Equity            85(3)      Lee Enterprises (print
(Age 65)                                                 Partners (private equity) since                   media), WR Hambrecht +
399 Park Avenue                                          February, 1999 (formerly                          Co. (financial service
Suite 3204                                               Partner, Development Capital LLC                  provider); Reader's
New York, NY 10022                                       from November 1996 to February,                   Digest (publishing);
                                                         1999).                                            OPENFIELD Solutions
                                                                                                           (retail industry
                                                                                                           technology provider)


* Each director serves for an indefinite term until the date the director resigns, retires or is removed in accordance with the Bylaws of each Fund.


(1) As of December 31, 2004, the Columbia Complex consisted of 127 open-end and 11 closed end management investment company portfolios. In October 2003, the trustees of the Liberty Funds and Stein Roe Funds (both as defined above) were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.


(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

PRINCIPAL OFFICERS:


                                        TERM OF
                                      OFFICE AND
                        POSITION (S)   LENGTH OF
    NAME, ADDRESS           HELD         TIME                                   PRINCIPAL OCCUPATION(S)
       AND AGE           WITH FUNDS     SERVED                                  DURING PAST FIVE YEARS
---------------------  -------------  ----------  ----------------------------------------------------------------------------------
Christopher L. Wilson    President    Since 2004  Head of Mutual Funds since August, 2004 and Managing Director of the Advisor
(Age 48)                                          since September, 2005; President of the Columbia Funds, Liberty Funds and Stein
One Financial Center                              Roe Funds since October, 2004; President and Chief Executive Officer of the
Boston, MA 02111                                  Nations Funds since January, 2005; President of the Galaxy Funds since April,
                                                  2005; Director of Bank of America Liquidity Funds, plc since May, 2005; Director of Bank of America Capital Management (Ireland), Limited since May, 2005;
                                                  Director of FIM Funding, Inc. since January, 2005; Senior Vice President of
                                                  Columbia Management Distributors, Inc. since January, 2005; Director of Columbia
                                                  Management Services, Inc. since January, 2005 (formerly Senior Vice President of
                                                  Columbia Management from January, 2005 to August, 2005; Senior Vice President of
                                                  BACAP Distributors, LLC from January, 2005 to July, 2005; President and Chief
                                                  Executive Officer, CDC IXIS Asset Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton     Treasurer    Since 2000  Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds,
(Age 41)                                          Stein Roe Funds and All-Star Funds since December, 2000; Managing Director of the
One Financial Center                              Advisor since September, 2005 (formerly Vice President of Columbia Management from
Boston, MA 02111                                  April, 2003 to August, 2005; President of the Columbia Funds, Liberty Funds and
                                                  Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and
                                                  Controller of the Liberty Funds and of the All-Star Funds from February, 1998 to
                                                  October, 2000); Treasurer of the Galaxy Funds since September, 2002; (formerly
                                                  Treasurer from December, 2002 to December 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice
                                                  President of Colonial Management Associates, Inc. from February, 1998 to October,
                                                  2000).

Mary Joan Hoene         Senior Vice   Since 2004  Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty
(Age 56)               President and              Funds, Stein Roe Funds and All-Star Funds since August, 2004; Chief Compliance
100 Federal Street         Chief                  Officer of the Columbia Management Multi-Strategy Hedge Fund, LLC since August,
Boston, MA 02110         Compliance               2004; Chief Compliance Officer of the BACAP Alternative Multi-Strategy Hedge Fund
                          Officer                 since October, 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from
                                                  January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from
                                                  November, 1999 to December, 2000; Vice President and Counsel, Equitable Life
                                                  Assurance Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke          Chief      Since 2004  Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds
(Age 35)                 Accounting               and All-Star Funds since October, 2004; Managing Director of the Advisor since
One Financial Center      Officer                 September 2005 (formerly Controller of the Columbia Funds, Liberty Funds, Stein
Boston, MA 02111                                  Roe Funds and All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy & Development of
                                                  the Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002;
                                                  Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds
                                                  from August, 1999 to February, 2001; Audit Manager, Deloitte & Toche LLP from
                                                  May, 1997 to August, 1999).

Jeffrey R. Coleman       Controller   Since 2004  Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
(Age 35)                                          Funds since October, 2004 (formerly Vice President of CDC IXIS Asset Management
One Financial Center                              Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles
Boston, MA 02111                                  Funds from February, 2003 to September, 2004; Assistant Vice President of CDC
                                                  IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest
                                                  Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from
                                                  November, 1996 to August, 2000).

R. Scott Henderson       Secretary    Since 2004  Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
(Age 46)                                          December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
One Financial Center                              September, 2004; Executive Director and General Counsel, Massachusetts Pension
Boston, MA 02111                                  Reserves Investment Management Board from September, 1997 to March, 2001).


Board of Directors


     The directors of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The directors meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The directors have created several committees to perform specific functions for the Funds.


AUDIT COMMITTEE


     Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Directors of the Funds. The Audit Committee's functions include making recommendations to the Directors regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended August 31, 2005, the Audit Committee convened seven times.


GOVERNANCE COMMITTEE


     Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Directors of the Funds. The Governance Committee's functions include recommending to the directors nominees for independent directors positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the directors' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the directors who are not affiliated with the Funds' investment advisor. The Governance Committee will consider candidates for directors recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended August 31, 2005, the Governance Committee convened six times.





ADVISORY FEES & EXPENSES COMMITTEE



     Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Directors of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the

Board as to contracts requiring approval of a majority of the disinterested directors and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended August 31, 2005, the Advisory Fees & Expenses Committee convened nine times.



COMPLIANCE COMMITTEE



     Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Directors of the Funds. Mr. Stitzel became a member of the Compliance Committee on May 8, 2005. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds' investment adviser, principal underwriter and transfer agent. For the fiscal year ended August 31, 2005, the Compliance Committee convened four times.


INVESTMENT OVERSIGHT COMMITTEES


     Each director of the Funds also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and give particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:



     IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.


     IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

     IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.


     IOC #4: Messrs. Nelson, Simpson and Woolworth will be responsible for reviewing funds in the following asset categories: Large/MultiCap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.



     The following table sets forth the dollar range of shares owned by each director as of December 31, 2004 of (i) each individual Fund and (ii) all of the funds in the same family of investment companies as the Funds:


DISINTERESTED DIRECTORS:


                                            DOUGLAS A.     JANET LANGFORD      RICHARD W.
              NAME OF FUND                    HACKER            KELLY            LOWRY
              ------------                -------------   ----------------   -------------
Balanced Fund                             None            None               None
Mid Cap Growth Fund                       None            $50,001-$100,000   None
Small Cap Growth Fund I                   None            None               None
Real Estate Equity Fund                   None            None               None
Strategic Investor Fund                   None            None               None
Technology Fund                           None            None               None
Conservative High Yield Fund              None            None               None

Oregon Intermediate Municipal Bond Fund   None            None               None
AGGREGATE DOLLAR RANGE OF
   FUND SHARES IN FUNDS
   OVERSEEN BY DIRECTOR IN
   FAMILY OF INVESTMENT COMPANIES:        OVER $100,000   OVER $100,000      OVER $100,000

                                             DR. CHARLES      R. JOHN J.
              NAME OF FUND                     NELSON         NEUHAUSER
              ------------                ----------------   -----------
Balanced Fund                             None               None
Mid Cap Growth Fund                       $50,001-$100,000   None
Small Cap Growth Fund I                   None               None
Real Estate Equity Fund                   None               None
Strategic Investor Fund                   None               None
Technology Fund                           None               None
Conservative High Yield Fund              None               None
Oregon Intermediate Municipal Bond Fund   None               None
AGGREGATE DOLLAR RANGE OF FUND
   SHARES IN FUNDS OVERSEEN BY
   DIRECTOR IN FAMILY OF INVESTMENT
   COMPANIES:                             OVER $100,000      OVER $100,000



                                             PATRICK J.        THOMAS E.
              NAME OF FUND                    SIMPSON           STITZEL
              ------------                ---------------   ---------------
Balanced Fund                             $10,001-$50,000   None
Mid Cap Growth Fund                       $10,001-$50,000   None
Small Cap Growth Fund I                   None              None
Real Estate Equity Fund                   $10,001-$50,000   None
Strategic Investor Fund                   None              $10,001-$50,000
Technology Fund                           None              None
Conservative High Yield Fund              None              None
Oregon Intermediate Municipal Bond Fund   None              None
AGGREGATE DOLLAR RANGE OF FUND
   SHARES IN FUNDS OVERSEEN BY
   DIRECTOR IN FAMILY OF INVESTMENT
   COMPANIES:                             OVER $100,000     OVER $100,000



                                             THOMAS C.         ANNE-LEE        RICHARD W.
              NAME OF FUND                    THEOBALD        VERVILLE         WOOLWORTH
              ------------                ---------------   -------------   ---------------
Balanced Fund                             None              None            None
Mid Cap Growth Fund                       None              None            $1-$10,000
Small Cap Growth Fund I                   $10,001-$50,000   None            $1-$10,000
Real Estate Equity Fund                   None              None            None

Strategic Investor Fund                   $10,001-$50,000   None            Over $100,000
Technology Fund                           None              None            $1-$10,000
Conservative High Yield Fund              None              None            None
Oregon Intermediate Municipal Bond Fund   None              None            $10,001-$50,000
AGGREGATE DOLLAR RANGE OF
   FUND SHARES IN FUNDS OVERSEEN
   BY DIRECTOR IN FAMILY OF INVESTMENT
   COMPANIES:                             OVER $100,000     *               OVER $100,000
                                                            OVER $100,000


INTERESTED DIRECTORS:


                                             WILLIAM E.
              NAME OF FUND                      MAYER
              ------------                ----------------
Balanced Fund                             None
Mid Cap Growth Fund                       None
Small Cap Growth Fund I                   None
Real Estate Equity Fund                   None
Strategic Investor Fund                   None
Technology Fund                           None
Conservative High Yield Fund              None
Oregon Intermediate Municipal Bond Fund   None
AGGREGATE DOLLAR RANGE OF
   FUND SHARES IN FUNDS OVERSEEN
   BY DIRECTOR IN FAMILY OF INVESTMENT
   COMPANIES:                             $50,001-$100,000


----------


* Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by Ms. Verville.



As of December 31, 2004, none of the disinterested directors or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.


Approval of Investment Advisory Contract


     Each of the Funds has entered into an investment advisory contract with the Advisor. Each investment advisory contract is subject to annual approval of the Board of Directors, including a majority of disinterested directors. The existing contracts for the Funds were considered and approved at in-person meetings of the Funds' Boards of Directors held on October 12, 2005. In determining the reasonableness of the advisory fees under each of the contracts, the directors considered several factors, including:


          - The nature and quality of services provided to the Funds' shareholders,

          -    The profitability of the advisory contract for the Advisor,

          - Fall-out benefits realized by the Advisor from services as advisor to the Funds,

          -    A comparison of fee structures with other mutual funds, and

          - The existence of economies of scale with respect to the provision of investment advice to the Funds.

     In reviewing the quality of services provided by the Advisor, the directors reviewed the performance and expense rankings of the Funds as compared to their peers, based upon information compiled by Lipper, Inc. The directors reviewed the following information: (1) total expense rankings within each Fund's expense group, (2) actual management fee rankings of each Fund within its expense group,
(3) contractual management fee rankings of each Fund within its expense group and (4) performance rankings within each Fund's peer universe for the one-, three-, five- and ten-year periods. In addition, the directors reviewed data for each Fund comparing various return rankings of the Fund versus the Fund's actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for each Fund. All of the Funds received a satisfactory ranking by the directors.

     The directors also reviewed data related to the profitability of the Advisor with respect to its contract with each of the Funds. The directors considered the additional benefits to the Advisor as a result of its relationship with the Funds. The directors also considered the benefits to affiliates of the Advisor as the result of its management of the Funds.

     After considering these and other factors, and each Fund's specific circumstances, the directors concluded that each Fund's advisory contract with the Advisor was reasonable for such Fund and in the best interests of its shareholders. During their deliberations, the directors requested from the Advisor all information reasonably necessary for the directors to evaluate each of the advisory contracts for the Funds. The disinterested directors were also assisted by, and met separately with, their independent counsel.


     See the section entitled "INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES" for further information about the Advisor and each Fund's investment advisory contract.


Director Compensation:


     The directors serve as directors/trustees of all open-end funds managed by the Advisor for which each director will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December 2003, Mr. Theobald began serving as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $10,000; the chair of each other committee receives a supplemental retainer at the annual rate of $5,000. Members of each committee, except the Audit Committee, receive $1,500 for each committee meeting. Each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the director fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.



     The following table sets forth compensation earned by the Funds' directors for the fiscal year ended August 31, 2005. No officer of the Funds received any compensation from the Funds in 2005.



                                                         JANET
                                          DOUGLAS A.   LANGFORD   RICHARD W.
AGGREGATE COMPENSATION FROM FUND            HACKER       KELLY       LOWRY
--------------------------------          ----------   --------   ----------
Balanced Fund                              $  1,322    $  1,523    $  1,253
Mid Cap Growth Fund                        $  2,170    $  2,494    $  2,054
Small Cap Growth Fund I                    $  1,337    $  1,551    $  1,271
Real Estate Equity Fund                    $  2,174    $  2,492    $  2,054
Strategic Investor Fund                    $  1,230    $  1,404    $  1,160
Technology Fund                            $    454    $    519        $429
Conservative High Yield Fund               $  3,805    $  4,359    $  3,594
Oregon Intermediate Municipal Bond Fund    $  1,799    $  2,030    $  1,694
   TOTAL COMPENSATION FROM
      FUND COMPLEX:                        $135,000    $148,500    $150,700

                                          DR. CHARLES R.    JOHN J.
AGGREGATE COMPENSATION FROM FUND              NELSON       NEUHAUSER
--------------------------------          --------------   ---------
Balanced Fund                                $  1,403       $  1,314
Mid Cap Growth Fund                          $  2,302       $  2,152
Small Cap Growth Fund I                      $  1,424       $  1,341
Real Estate Equity Fund                      $  2,298       $  2,146
Strategic Investor Fund                      $  1,297       $  1,208
Technology Fund                              $    480       $    448
Conservative High Yield Fund                 $  4,020       $  3,753
Oregon Intermediate Municipal Bond Fund      $  1,890       $  1,754
   TOTAL COMPENSATION FROM
      FUND COMPLEX:                          $141,500       $158,254



                                          PATRICK J.   THOMAS E.
AGGREGATE COMPENSATION FROM FUND          SIMPSON(2)    STITZEL
--------------------------------          ----------   ---------
Balanced Fund                               $  1,320    $  1,407
Mid Cap Growth Fund                         $  2,167    $  2,306
Small Cap Growth Fund I                     $  1,336    $  1,429
Real Estate Equity Fund                     $  2,166    $  2,308
Strategic Investor Fund                     $  1,226    $  1,303
Technology Fund                             $    453    $    481
Conservative High Yield Fund                $  3,791    $  4,036
Oregon Intermediate Municipal Bond Fund     $  1,728    $  1,888
   TOTAL COMPENSATION FROM
      FUND COMPLEX:                         $129,000    $149,000



                                           THOMAS C.      ANNE-LEE    RICHARD W.
AGGREGATE COMPENSATION FROM FUND          THEOBALD(3)   VERVILLE(4)    WOOLWORTH
--------------------------------          -----------   -----------   ----------
Balanced Fund                               $  2,260      $  1,479     $  1,197
Mid Cap Growth Fund                         $  3,781      $  2,425     $  1,970
Small Cap Growth Fund I                     $  2,183      $  1,498     $  1,199
Real Estate Equity Fund                     $  3,830      $  2,430     $  1,986
Strategic Investor Fund                     $  2,210      $  1,372     $  1,128
Technology Fund                             $    803      $    507     $    414
Conservative High Yield Fund                $  6,725      $  4,249     $  3,473
Oregon Intermediate Municipal Bond Fund     $  3,310      $  2,017     $  1,672

   TOTAL COMPENSATION FROM
      FUND COMPLEX:                         $172,500      $157,000    $131,000

INTERESTED DIRECTORS:


                                           WILLIAM E
AGGREGATE COMPENSATION FROM FUND             MAYER
--------------------------------           ---------
Balanced Fund                               $  1,463
Mid Cap Growth Fund                         $  2,398
Small Cap Growth Fund I                     $  1,488
Real Estate Equity Fund                     $  2,392
Strategic Investor Fund                     $  1,349
Technology Fund                             $    500
Conservative High Yield Fund                $  4,186
Oregon Intermediate Municipal Bond Fund     $  1,966
   TOTAL COMPENSATION FROM FUND COMPLEX:    $166,700


----------


(1) As of December 31, 2004, the Columbia Funds Complex consisted of 127 open-end and 11 closed-end management investment company portfolios.



(2) During the fiscal year ended August 31, 2005, and the calendar year ended December 31, 2004, Mr. Simpson deferred $1,320, $2,167, $1,336, $2,166,
     $1,226, $453, $3,791 and $1,728 of his compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and $129,000of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under the plan was $143,636.



(3) During the fiscal year ended August 31, 2005, and the calendar year ended December 31, 2004, Mr. Theobald deferred $1,521, $2,570, $1,428, $2,627,
     $1,524, $550, $4,613 and $2,363 of his compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and $90,000of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under the plan was $157,328.



(4) During the fiscal year ended August 31, 2004, and the calendar year ended December 31, 2004, Ms. Verville deferred $174, $271, $205, $248, $126, $51,
     $433 and $144 of her compensation from the Balanced Fund, Mid Cap Growth Fund, Small Cap Growth Fund I, Real Estate Equity Fund, Strategic Investor Fund, Technology Fund, Conservative High Yield Fund and Oregon Intermediate Municipal Bond Fund, respectively, and $55,000of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under the plan was $653,275.



PORTFOLIO MANAGERS



OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS



The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds' portfolio managers managed as of the Funds' fiscal year end.

COLUMBIA MID CAP GROWTH FUND



                          OTHER SEC-REGISTERED
                              OPEN-END AND                OTHER POOLED
                            CLOSED-END FUNDS           INVESTMENT VEHICLES           OTHER ACCOUNTS
                        ------------------------   --------------------------   ------------------------
                        Number of                  Number of                    Number of
PORTFOLIO MANAGERS       accounts      Assets       accounts       Assets        accounts      Assets
------------------      ---------   ------------   ---------   --------------   ---------   ------------
Kenneth A. Korngiebel       7       $360 million       0             N/A            47      $448 million



COLUMBIA SMALL CAP GROWTH FUND I



                          OTHER SEC-REGISTERED
                              OPEN-END AND                OTHER POOLED
                            CLOSED-END FUNDS           INVESTMENT VEHICLES           OTHER ACCOUNTS
                        ------------------------   --------------------------   ------------------------
                        Number of                  Number of                    Number of
PORTFOLIO MANAGERS       accounts      Assets       accounts       Assets        accounts      Assets
------------------      ---------   ------------   ---------   --------------   ---------   ------------
Kenneth A. Korngiebel       7       $1.1 billion       0             N/A            47      $448 million



COLUMBIA REAL ESTATE EQUITY FUND



                          OTHER SEC-REGISTERED
                              OPEN-END AND                OTHER POOLED
                            CLOSED-END FUNDS           INVESTMENT VEHICLES           OTHER ACCOUNTS
                        ------------------------   --------------------------   ------------------------
                        Number of                  Number of                    Number of
PORTFOLIO MANAGERS       accounts      Assets       accounts       Assets        accounts      Assets
------------------      ---------   ------------   ---------   --------------   ---------   ------------
Robert McConnaughey          1      $1.6 billion       0             N/A              3     $2.4 million
David I. Hoffman            13      $6.9 billion       2       $567.4 million     3,301     $3.1 billion



COLUMBIA TECHNOLOGY FUND



                          OTHER SEC-REGISTERED
                              OPEN-END AND                OTHER POOLED
                            CLOSED-END FUNDS           INVESTMENT VEHICLES           OTHER ACCOUNTS
                        ------------------------   --------------------------   ------------------------
                        Number of                  Number of                    Number of
PORTFOLIO MANAGERS       accounts      Assets       accounts       Assets        accounts      Assets
------------------      ---------   ------------   ---------   --------------   ---------   ------------
Theodore R. Wendell         1       $100 million       0             N/A            9         $400,000
Wayne M. Collette           1       $119 million       0             N/A            3         $275,000



COLUMBIA STRATEGIC INVESTOR FUND



                          OTHER SEC-REGISTERED
                              OPEN-END AND                OTHER POOLED
                            CLOSED-END FUNDS           INVESTMENT VEHICLES           OTHER ACCOUNTS
                        ------------------------   --------------------------   ------------------------
                        Number of                  Number of                    Number of
PORTFOLIO MANAGERS       accounts      Assets       accounts       Assets        accounts      Assets
------------------      ---------   ------------   ---------   --------------   ---------   ------------
Emil A. Gjester             2       $1.5 billion       0             N/A            5         $122,000

COLUMBIA BALANCED FUND



                           OTHER SEC-REGISTERED
                               OPEN-END AND                 OTHER POOLED
                             CLOSED-END FUNDS            INVESTMENT VEHICLES           OTHER ACCOUNTS
                        --------------------------   --------------------------   ------------------------
                        Number of                    Number of                    Number of
PORTFOLIO MANAGERS       accounts       Assets        accounts       Assets        accounts      Assets
------------------      ---------   --------------   ---------   --------------   ---------   ------------
Leonard A. Aplet            13      $3.3 billion         6        $1.8 billion        90      $3.2 billion
Guy W. Pope                  1      $526 million         0             N/A            11      $117 million
Stephen C. Peacher           0            N/A            0             N/A             6      $3.8 million
Ronald B. Stahl             13      $3.3 billion         6        $1.8 billion        90      $3.2 billion
Jeffrey D. Huffman           4      $623.3 million       0             N/A             4      $128,000



COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND



                           OTHER SEC-REGISTERED
                               OPEN-END AND                 OTHER POOLED
                             CLOSED-END FUNDS            INVESTMENT VEHICLES           OTHER ACCOUNTS
                        --------------------------   --------------------------   ------------------------
                        Number of                    Number of                    Number of
PORTFOLIO MANAGERS       accounts       Assets        accounts       Assets        accounts      Assets
------------------      ---------   --------------   ---------   --------------   ---------   ------------
Brian M. McGreevy           4        $514 million        4        $979 million        13      $772 million



COLUMBIA CONSERVATIVE HIGH YIELD FUND



                           OTHER SEC-REGISTERED
                               OPEN-END AND                 OTHER POOLED
                             CLOSED-END FUNDS            INVESTMENT VEHICLES           OTHER ACCOUNTS
                        --------------------------   --------------------------   ------------------------
                        Number of                    Number of                    Number of
PORTFOLIO MANAGERS       accounts       Assets        accounts       Assets        accounts      Assets
------------------      ---------   --------------   ---------   --------------   ---------   ------------
Stephen C. Peacher           0            N/A             0            N/A            6       $3.8 million
Kevin L. Cronk              14       $9.1 billion        11       $1.2 billion        4       $407 million
Thomas A. LaPointe          14       $9.1 billion        11       $1.2 billion        5       $407 million



     See "Potential conflicts of interest in managing multiple accounts" for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.



OWNERSHIP OF SECURITIES



The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund's most recent fiscal year:

COLUMBIA MID CAP GROWTH FUND



                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
  PORTFOLIO MANAGER                   BENEFICIALLY OWNED
---------------------   ---------------------------------------------
Kenneth A. Korngiebel                         $0



COLUMBIA SMALL CAP GROWTH FUND I



                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
  PORTFOLIO MANAGER                   BENEFICIALLY OWNED
---------------------   ---------------------------------------------
Kenneth A. Korngiebel                         $0



COLUMBIA REAL ESTATE EQUITY FUND



                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
  PORTFOLIO MANAGERS                  BENEFICIALLY OWNED
---------------------   ---------------------------------------------
Robert McConnaughey                           $0
David I. Hoffman                      $10,001 - $50,000



COLUMBIA TECHNOLOGY FUND



                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
  PORTFOLIO MANAGERS                  BENEFICIALLY OWNED
---------------------   ---------------------------------------------
Theodore R. Wendell                           $0
Wayne M. Collette                        $1 - $10,000



COLUMBIA STRATEGIC INVESTOR FUND



                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
  PORTFOLIO MANAGER                   BENEFICIALLY OWNED
---------------------   ---------------------------------------------
Emil A. Gjester                      $100,001 - $500,000



COLUMBIA BALANCED FUND



                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
  PORTFOLIO MANAGERS                  BENEFICIALLY OWNED
---------------------   ---------------------------------------------
Leonard A. Aplet                      $10,001 - $50,000
Guy W. Pope                           $50,000 - $100,000
Stephen C. Peacher                            $0
Ronald B. Stahl                       $10,001 - $50,000
Jeffrey D. Huffman                            $0



COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND



                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
  PORTFOLIO MANAGER                   BENEFICIALLY OWNED
---------------------   ---------------------------------------------
Brian M. McGreevy                             $0

COLUMBIA CONSERVATIVE HIGH YIELD FUND



                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
  PORTFOLIO MANAGERS                  BENEFICIALLY OWNED
---------------------   ---------------------------------------------
Stephen C. Peacher                            $0
Kevin L. Cronk                                $0
Thomas A. LaPointe                            $0



COMPENSATION



As of the Funds' most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Advisor may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.



COLUMBIA MID CAP GROWTH FUND



  PORTFOLIO MANAGER       PERFORMANCE BENCHMARK               PEER GROUP
---------------------   ------------------------   -------------------------------
Kenneth A. Korngiebel   Russell Midcap Growth TR   Morningstar Mid Growth Category



COLUMBIA SMALL CAP GROWTH FUND I



  PORTFOLIO MANAGER       PERFORMANCE BENCHMARK               PEER GROUP
---------------------   ------------------------   -------------------------------
Kenneth A. Korngiebel   Russell 2000 Growth TR         Morningstar Small Growth
                                                               Category



COLUMBIA REAL ESTATE EQUITY FUND



  PORTFOLIO MANAGERS      PERFORMANCE BENCHMARK               PEER GROUP
---------------------   ------------------------   -------------------------------
Robert McConnaughey              NAREIT            Morningstar Specialty Category
David I. Hoffman                 NAREIT            Morningstar Specialty Category



COLUMBIA TECHNOLOGY FUND



  PORTFOLIO MANAGERS      PERFORMANCE BENCHMARK               PEER GROUP
---------------------   ------------------------   -------------------------------
Theodore R. Wendell      AMEX MERRILL LYNCH TECH   Morningstar Specialty Category
                          100 - EQUAL $ WEIGHT

Wayne M. Collette        AMEX MERRILL LYNCH TECH   Morningstar Specialty Category
                          100 - EQUAL $ WEIGHT



COLUMBIA STRATEGIC INVESTOR FUND



  PORTFOLIO MANAGER       PERFORMANCE BENCHMARK               PEER GROUP
---------------------   ------------------------   -------------------------------
Emil A. Gjester         Russell 3000 Value TR      Morningstar Mid Blend Category

COLUMBIA BALANCED FUND



  PORTFOLIO MANAGERS           PERFORMANCE BENCHMARK                        PEER GROUP
---------------------   ----------------------------------   ----------------------------------------
Leonard A. Aplet        60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Guy W. Pope             60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Stephen C. Peacher      60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Ronald B. Stahl         60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Jeffrey D. Huffman      60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category



COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND



  PORTFOLIO MANAGER            PERFORMANCE BENCHMARK                        PEER GROUP
---------------------   ----------------------------------   ----------------------------------------
Brian M. McGreevy       Lehman General Obligation Index        Lipper Other States Intermediate Muni
                                                                           Debt Category



COLUMBIA CONSERVATIVE HIGH YIELD FUND



  PORTFOLIO MANAGERS             PERFORMANCE BENCHMARK                        PEER GROUP
---------------------   ---------------------------------------   ----------------------------------
Stephen C. Peacher      JP Morgan Developed BB High Yield Index   Lipper High Current Yield Category
Kevin L. Cronk          JP Morgan Developed BB High Yield Index   Lipper High Current Yield Category
Thomas A. LaPointe      JP Morgan Developed BB High Yield Index   Lipper High Current Yield Category



The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.



POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS



     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Directors of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.



     The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:



          - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

          - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.



          - The trading of other accounts could be used to benefit higher-fee accounts (front-running).



          - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.



     Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.



     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.



     "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Directors have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.



     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.



     A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.



     A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.



     The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.



     A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a

Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.


Share Ownership:


     As of November 30, 2005, each director and all officers and directors, as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund.



     As of November 30, 2005, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:








BALANCED FUND-C


NAME AND ADDRESS                        PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                        -------------------------------------------
NFS LLC FEBO                                                5.52
NFS/FMTC ROLLOVER IRA
FBO DELORES ANN DAVIS
2300 AZALEA RD
CONCORD, NC 28025-6713

MERRILL LYNCH PIERCE FENNER & SMITH                        10.72
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATOR
4800 DEER LAKE DRIVE E FL 2
JACKSONVILLE, FL 32246-6484

FIRST CLEARING, LLC                                         5.49
DORIS R KORNEGAY &
JOE ISAAC JT WROS
9563 BROKEN OAK BLVD
JACKSONVILLE FL  32257

FERRIS BAKER WATTS INC.                                    22.83
DWIGHT P. PLOWMAN
79 YOUNG CIRCLE
NEW FLORENCE, PA 15944-8320


BALANCED FUND-D


NAME AND ADDRESS                        PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                        -------------------------------------------
NFS LLC FEBO                                               13.13
NFS/FMTC R/O IRA
FBO JOHN H CARR JR
5 BISHOP RD APT 106
WEST HARTFORD, CT 06119-1536

UBS FINANCIAL SERVICES INC. FBO                            23.30
ROBERT BREIDENBAUGH
CAROLYN BREIDENBAUGH  JTWROS
369 E. CHURCH STREET
ELMHURST IL  60126-3602

GLADIS WIST                                                16.23
12111 FAITH LN
BOWIE MD 20715-2302

RBC DAIN RAUSCHER CUSTODIAN                                 7.31
JANIS D DOTSON
INDIVIDUAL RETIREMENT ACCOUNT
48 PALM CT
PAGOSA SPRINGS, CO 81147-9235

CITIGROUP GLOBAL MARKETS, INC                              14.63
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402



BALANCED FUND Z



NAME AND ADDRESS                           PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                           -------------------------------------------
CHARLES SCHWAB & CO                                           18.41
INCSPECIAL CUSTODY ACCT FOR EXCLUSIVE OF
CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104-4122

CONSERVATIVE HIGH YIELD FUND-A



NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
CHARLES SCHWAB & CO INC                                 52.58
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122



CONSERVATIVE HIGH YIELD FUND-B



NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
CITIGROUP GLOBAL MARKETS, INC.                           7.75
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402



CONSERVATIVE HIGH YIELD FUND-C



NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                     18.57
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484



CONSERVATIVE HIGH YIELD FUND-D



NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                      9.17
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS, INC.                           9.39
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

CONSERVATIVE HIGH YIELD FUND-Z



NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
BANK OF AMERICA NA                                      57.57
ATTN: JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD STREETDALLAS, TX
75201-3307

CHARLES SCHWAB & CO INC                                 13.25
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122











MID CAP GROWTH FUND-A


NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
CHARLES SCHWAB & CO INC                                 14.54
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122


MID CAP GROWTH FUND-C


NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                     25.27
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

A G EDWARDS & SONS CUST                                 5.47
FBO J GRAHAM RUSSELL ROLLOVER IRA
360 MONROE STREET
DENVER, CO 80206-4445

LEGG MASON WOOD WALKER, INC.                            5.43
PO BOX 1476
BALTIMORE, MD 21203-1476


MID CAP GROWTH FUND-D


NAME AND ADDRESS                    PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                    -------------------------------------------
NFS LLC FEBO                                            5.68
NFS/FMTC ROLLOVER IRA
FBO KAREN WHITNEY
1427 W 86TH STREET, #329
INDIANAPOLIS, IN 46260-2103

NFS LLC FEBO                                            6.33
NFS/FMTC ROLLOVER IRA
FBO JEFFREY H PATE
624 SALTER PL
WESTFIELD, NJ 07090-1350

GREG KOYLE                                              8.94
ESNET MANAGEMENT GROUP LLC
DANIEL W CAMPBELL
4303 N STONECREEK LANE
PROVO, UT 84604-5003


MID CAP GROWTH FUND-G


NAME AND ADDRESS                    PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                    -------------------------------------------
BANK OF AMERICA NA ROLLOVER IRA                         5.66
JUAN ROSAI
551 AMITY ROAD
WOODBRIDGE CT 06525-1201


MID CAP GROWTH FUND-Z


NAME AND ADDRESS                    PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                    -------------------------------------------
CHARLES SCHWAB & CO INC                                 13.50
SPECIAL CUSTODY ACCT FOR
EXCLUSIVE OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

BANK OF AMERICA NA                                     23.74
ATTN: JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST
DALLAS, TX 75201-3307

OREGON INTERMEDIATE MUNICIPAL BOND FUND-A



NAME AND ADDRESS                      PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                      -------------------------------------------
WAYNE BARKER                                             22.41
15646 SEASIDE CT
BROOKINGS OR 97415-9531

CHARLES SCHWAB & CO INC CUST                             11.87
ATTN:  MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

AMERICAN ENTERPRISE INVESTMENT SVCS                       8.44
PO BOX 9446
MINNEAPOLIS MN 55440-9446



OREGON INTERMEDIATE MUNICIPAL BOND FUND-B



NAME AND ADDRESS                    PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                    -------------------------------------------
DAIN RAUSCHER INC FBO                                   15.99
GILLICI F JACKSON
GILLICI F JACKSON REVOC LIV TRUST
611 NW 30TH ST
CORVALLIS OR 97330-5144

AMERICAN ENTERPRISE INVEST SVCS                          9.25
PO BOX 9446
MINNEAPOLIS MN 55440-9446

AMERICAN ENTERPRISE INVEST SVCS                          9.22
PO BOX 9446
MINNEAPOLIS MN 55440-9446

DAIN RAUSCHER INC FBO                                    7.15
RUTH C LEAR
GM LEAR IRREV LIV TRUST
440 NW ELKS DR APT 101
CORVALLIS OR 97330-3747

DEAN WITTER FBO                                          6.45
RELLA PANTENBURG &
PO BOX 250
NEW YORK NY 10008-0250

NFSC LLC FEBO                                                            7.30
ROBERT E WILLIAMS TTEE
ROBERT WILLIAMS REVOC LIV TRUST
14404 SE WEBSTER RD APT 325
PORTLAND OR 97267-1972

FIRST CLEARING LLC                                                       5.30
DEAN CRAIG
13451 SE 121ST PLACE
CLACKAMAS, OR 97015



OREGON INTERMEDIATE MUNICIPAL BOND FUND-C



NAME AND ADDRESS                                      PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                                      -------------------------------------------
PIPER JAFFRAY FOR THE SOLE BENEFIT OF ITS CUSTOMERS                      18.50
1075 BAKER BUILDING
ATTN: JAMI PODHRADSKY
706 SECOND AVENUE SOUTH
MINNEAPOLIS MN 55402

RAYMOND JAMES & ASSOC INC                                                10.38
FBO SAUNDERS BARNEY
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

RAYMOND JAMES & ASSOC INC                                                10.43
FBO WESTENHOUSE H
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

MERRILL LYNCH PIERCE FENNER & SMITH                                       7.27
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

RAYMOND JAMES & ASSOC INC                                                 6.00
FBO WESTENHOUSE H&J
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

NFS LLC FEBO                                                              5.15
AMOS BRUSVEN
TOD PEBBLE BRUSVEN
1032 WILLIAMS AVE
WOODBURN, OR 97071-3735

NANCY D FRACKELTON                                                        8.45
4938 SW ORCHARD LN
PORTLAND, OR 97219-3362

RAYMOND JAMES & ASSOC INC                                                 8.55
FBO STAVANG CARL
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

RAYMOND JAMES & ASSOC INC                                                 5.15
FBO HALVIN TRUST
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100



OREGON INTERMEDIATE MUNICIPAL BOND FUND-D



NAME AND ADDRESS                      PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                      -------------------------------------------
DAIN RAUSCHER INC FBO                                    22.97
LEWIS F ROTH
LEWIS F ROTH REVOCLIVTRUST
4798 BECKER CIR SE
ALBANY OR 97322-7139

LPL FINANCIAL SERVICES                                   10.35
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

PERSHING LLC                                             12.75
PO BOX 2052
JERSEY CITY NJ 07303-2052

DAIN RAUSCHER INC FBO                                    11.46
RUTH LEAR
RUTH CLEAR TRUST
440 NW ELKS DR APT 101
CORVALLIS OR 97330-3747

LPL FINANCIAL SERVICES                                   14.21
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

NFSC LLC FEBO                                             7.20
FREDERICK A J KINGERY
FREDERICK A J KINGERY TRUST
4163 SW GREENLEAF CT
PORTLAND OR 97221-3271

AMERICAN ENTERPRISE INVESTMENT SVCS                       5.16
PO BOX 9446
MINNEAPOLIS MN 55440-9446

AMERICAN ENTERPRISE INVESTMENT SVCS                       6.32
P.O BOX 9446
MINNEAPOLIS MN 55440-9446

OREGON INTERMEDIATE MUNICIPAL BOND FUND-Z



NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
CHARLES SCHWAB & CO INC                                  7.93
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122


REAL ESTATE EQUITY FUND-A


NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
CHARLES SCHWAB & CO INC                                 32.50
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

NATIONWIDE TRUST CO FSB                                 20.16
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029














REAL ESTATE EQUITY FUND-D


NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
PATTERSON & CO                                           7.61
1525 W WT HARRIS BLVD
CHARLOTTE, NC 28288-0001

LPL FINANCIAL SERVICES                                   5.14
9785 TOWNE CENTRE DRIVE
SAN DIEGO, CA 92121-1968


REAL ESTATE EQUITY FUND-Z


NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
CHARLES SCHWAB & CO INC                                 26.25
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
   OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

BANK OF AMERICA NA                                      25.31
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD STREET
DALLAS, TX 75201-3307

SMALL CAP GROWTH FUND I - A



NAME AND ADDRESS                  PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                  -------------------------------------------
FIM FUNDING INC                                      100.00
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON, MA 02110-1802



SMALL CAP GROWTH FUND I - B



NAME AND ADDRESS                  PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                  -------------------------------------------
FIM FUNDING INC                                      66.86
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON, MA 02110-1802

JOSEPH R CHICHURKA                                    7.91
ANNELIE CHICHURKA JTWROS TOD
4306 W CORDOBA CIR
GEORGETOWN, TX 78628-1614

CYNTHIA M YAGER                                      25.23
613 MANUEL DRIVE
NOVATO, CA 94945-3338



SMALL CAP GROWTH FUND I - C



NAME AND ADDRESS                  PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                  -------------------------------------------
FIM FUNDING INC                                      100.00
C/O COLUMBIA FUNDS GROUP
MAIL STOP MA5 100 11 05
100 FEDERAL STREET
BOSTON, MA 02110-1802



SMALL CAP GROWTH FUND I -Z



NAME AND ADDRESS                        PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                        -------------------------------------------
CHARLES SCHWAB & CO INC                                    20.78
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF
CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

NEWELL RUBBERMAID EMP SAV                                   5.32
PLANRETIREMENT PLAN SERV
ATTN: REPORTING TEAM - RPS
C/O JP MORGAN/AMERICAN CENTURY
PO BOX 419784
KANSAS CITY, MO 64141-6784

PO BOX 2600 VM 613                                          8.31
ATTN: OUTSIDE FUNDS
VALLEY FORGE, PA 19482-2600


STRATEGIC INVESTOR FUND-A


NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
CHARLES SCHWAB & CO INC                                  5.85
SPECIAL CUSTODY A/C FOR BENFT CUST
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4122

CHARLES SCHWAB & CO INC                                 17.95
SPECIAL CUSTODY A/C FOR BENFT CUST
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4122


STRATEGIC INVESTOR FUND-C


NAME AND ADDRESS                      PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                      -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                       6.77
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484


STRATEGIC INVESTOR FUND-D


NAME AND ADDRESS                 PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                 -------------------------------------------
CITIGROUP GLOBAL MARKETS, INC.                      26.13
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

NFS LLC FEBO                                         6.67
FMT CO CUST IRA ROLLOVER
FBO JAMES S KRUEGER
389 REDFIELD PL
MORAGA, CA 94556-2514

PERSHING LLC                                         5.03
PO BOX 2052
JERSEY CITY, NJ 07303-2052

ROBERT W BAIRD & CO., INC.                               5.92
777 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202-5300


STRATEGIC INVESTOR FUND-Z


NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
CHARLES SCHWAB & CO INC                                 23.00
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

BANK OF AMERICA NA                                      12.02
ATTN: JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD STREET

DALLAS, TX 75201-3307


TECHNOLOGY FUND-A


NAME AND ADDRESS                     PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                     -------------------------------------------
SEI PRIVATE TRUST CO                                    16.55
C/O WACHOVIA - PREMIER
ATTN: MUTUAL FUND ADMIN
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456

FTC & CO                                                 7.85
DATALYNX
PO BOX 173736
DENVER, CO 80217-3736


TECHNOLOGY FUND-C


NAME AND ADDRESS                        PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                        -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                         5.42
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATOR
4800 DEER LAKE DR E FL 2
JACKSONVILLE, FL 32246-6484


TECHNOLOGY FUND-D


NAME AND ADDRESS                        PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                        -------------------------------------------
LPL FINANCIAL SERVICES                                     62.30
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

BANK OF AMERICA NA                                         10.51
THOMASVILLE HOME FURNISHINGS OF AZ
BRADLEY R CHAVEZ
1122 E IRMA LN
PHOENIX, AZ 85024-4118

SCOTTRADE INC FBO                                           6.00
SHEIKH A QADEER
PO BOX 31759
SAINT LOUIS, MO 63131-0759

CITIGROUP GLOBAL MARKETS, INC.                              8.59
ATTN: PETER BOOTH, 7TH FLOOR
333 W 34TH ST
NEW YORK NY  10001-2402

USAA INVESTMENT MANAGEMENT CO                               6.56
9800 FREDERICKSBURG RD
SAN ANTONIO TX 78288-0001


TECHNOLOGY FUND-Z


NAME AND ADDRESS                        PERCENT OF SHARES HELD AT NOVEMBER 30, 2005
----------------                        -------------------------------------------
CHARLES SCHWAB & CO INC                                    40.04
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

PROXY VOTING POLICY AND PROCEDURES

     Each Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund.


     The Advisor's policy is to vote all proxies for each client's securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.


     The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

     The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.


     The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by the Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.


     The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

     The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

     In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.


     The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

     The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, the Proxy Committee's functions include annual review of it's the Advisor's Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.


     The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.


     The actual voting records of the Funds relating to their portfolio securities during the 12-month period ended June 30, 2005 are available without charge, upon request, by calling 1-800-426-3750, or by accessing the SEC's website at http://www.sec.gov.


                       DISCLOSURE OF PORTFOLIO INFORMATION


     The Board of Directors and Trustees of the Columbia funds have adopted policies with respect to the disclosure of the funds' portfolio holdings by the funds, the Advisor, or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds' policies are described below. The Directors/Trustees shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of a Fund's shareholders and those of the Advisor and its affiliates. The Funds' policies prohibit the Advisor and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.


PUBLIC DISCLOSURES


     Each Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of a Fund's fiscal year). Shareholders may obtain a Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, a Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.


     The equity and fixed income Columbia funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                                            FREQUENCY OF
   TYPE OF FUND              INFORMATION PROVIDED            DISCLOSURE              DATE OF WEB POSTING
   ------------              --------------------           ------------             -------------------
Equity Funds         Full portfolio holdings information.      Monthly     30 calendar days after month-end.

Fixed Income Funds   Full portfolio holdings information.     Quarterly    60 calendar days after the quarter-end

     The scope of the information provided relating to a Fund's portfolio that is made available on the website may change from time to time without prior notice.


     For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Funds' distributor, Columbia Management Distributors, at 800-426-3750, One Financial Center, Boston, Massachusetts 02111-2621.

     A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.


OTHER DISCLOSURES

     Each Fund's policies provide that non-public disclosures of a Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.


     Each Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include any sub-custodians of the Fund's securities, the Fund's independent registered public accounting firm, legal counsel, and financial printer, currently Bowne, Inc., and the Funds' proxy voting service, currently ISS. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.


     Certain clients of the Funds' investment adviser may follow a strategy similar to that of a Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

          INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES


     Pursuant to the investment contract, the Advisor provides research, advice, and supervision with respect to investment matters and determines which securities to purchase or sell and what portion of the Fund's assets to invest.


     The Advisor provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to corporate matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested director fees, taxes and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


     Information regarding the advisory fee payable to the Advisor including any waivers or offsets applicable to such Fund is set forth in the prospectus for each Fund.



     Effective November 1, 2004, pursuant to an amendment to the Investment Management Agreement with the Advisor, the advisory fee for the following Funds is calculated as a percentage of net assets that declines as net assets increase and is as follows:



Mid Cap Growth Fund            0.820% of the Fund's first $500 million of net assets;
                               0.750% of next $500 million of net assets;
                               0.720% of next $500 million of net assets; and
                               0.670% of net assets in excess of $1.5 billion.

Small Cap Growth Fund I        0.870% of the Fund's first $500 million of net assets;
                               0.820% of next $500 million of net assets; and
                               0.770% of net assets in excess of $1 billion.

Technology Fund                0.870% of the Fund's first $500 million of net assets;
                               0.820% of next $500 million of net assets; and
                               0.770% of net assets in excess of $1 billion.

Conservative High Yield Fund   0.600% of the Fund's first $500 million of net assets;
                               0.550% of next $500 million of net assets;
                               0.520% of next $500 million of net assets; and
                               0.490% of net assets in excess of $1.5 billion.



     Prior to November 1, 2004, the advisory fee for the Mid Cap Growth Fund was calculated as a percentage of net assets that declined as net assets increased and was as follows:



Mid Cap Growth Fund            1.000% of the Fund's first $500 million of net assets; and
                               0.750% of net assets in excess of $500 million.





     Advisory fees paid by each of the Funds for each of the last three fiscal years were as follows:


FUND                                         2005          2004         2003*
----                                      ----------   -----------   ----------
Mid Cap Growth Fund                       $6,887,146   $ 8,813,801   $5,318,563
Small Cap Growth Fund I                   $2,723,457   $ 7,019,787   $3,458,104
Real Estate Fund                          $6,719,241   $ 7,214,201   $4,042,456
Technology Fund                           $  407,571   $   361,947   $   79,533
Strategic Investor Fund                   $3,612,063   $ 2,576,915   $1,276,121
Balanced Fund                             $1,963,794   $ 3,002,434   $2,135,099
Oregon Intermediate Municipal Bond Fund   $2,132,126   $ 2,338,697   $1,719,382
Conservative High Yield Fund              $9,467,680   $10,523,463   $4,977,940


----------
* The Funds changed their fiscal year end from December 31 to August 31 in 2003. Information provided is for the eight-month period ended August 31, 2003.


     Columbia Management Services, Inc. ("CMS") acts as transfer agent, dividend disbursing agent and shareholders' servicing agent for each Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. CMS has retained Boston Financial Data Services, Inc. to assist it in performing services for the Funds. Until November 1, 2005, each Fund paid CMS an annual charge per open account as follows:


Equity Funds         $28.00
Fixed Income Funds   $34.00
Money Market Funds   $33.50

     plus certain reimbursable out-of-pocket expenses as set forth in its agreement with CMS. There is no minimum aggregate fee payable by any Fund to CMS for transfer agent services. For certain classes of certain Funds, CMS has agreed to waive transfer agency fees in amounts and for periods more fully described in the relevant prospectus. Effective November 1, 2005, each Fund has entered into a new agreement with CMS, under which CMS will continue to provide transfer agency, dividend disbursing agency and shareholders' servicing agency services to the Fund (and will continue to retain Boston Financial Data Services, Inc. to assist it) for a reduced fee. The new fee is $15.23 per account per annum, payable monthly. In addition, each Fund may pay CMS the fees and expenses it pays to third-party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund's net assets represented by the account. Each Fund will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Fund.



        The transfer agent fees paid to CMS for the fiscal year ended August 31, 2005 under each transfer agent agreement were $831,320 for the Mid Cap Growth Fund, $434,412 for the Small Cap Growth Fund I, $1,058,396 for the Real Estate Fund, $149,540 for the Technology Fund, $633,868 for the Strategic Investor Fund, $631,898 for the Balanced Fund, $238,988 for the Oregon Intermediate Municipal Bond Fund and $1,593,866 for the Conservative High Yield Fund. The transfer agent fees paid by the Mid Cap Growth Fund and Strategic Investor Fund are net of transfer agent fees waived by CMD.



     Until November 1, 2005, the Advisor performed certain pricing, bookkeeping and administrative services for the Funds pursuant to a Pricing, Bookkeeping and Fund Administration Agreement (the "Agreement"). Under the terms of the Agreement, the Advisor (a) provided fund accounting and financial reporting oversight of State Street Bank & Trust Company, who provided the daily fund accounting and financial reporting services; (b) maintained and preserved in a secure manner the accounting records of the Funds; (c) provided fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting; and (d) provided disaster planning. For the services rendered by the Advisor, each Fund agreed to pay a minimum of $25,000 plus two basis points for fund accounting and $19,965 for financial reporting, with a maximum combined fee of $150,000. The Advisor was also entitled to be compensated for certain out-of-pocket expenses. The amount paid under this agreement by each of the Funds during the Funds' fiscal year ended August 31, 2005 was $161,452 for the Mid Cap Growth Fund, $113,870 for the Small Cap Growth Fund I, $159,371 for the Real Estate Equity Fund, $62,214 for the Technology Fund, $166,411 for the Strategic Investor Fund, $155,497 for the Balanced Fund, $170,288 for the Oregon Intermediate Municipal Bond Fund and $179,701 for the Conservative High Yield Fund.



     Effective November 1, 2005, the Funds entered into a Pricing and Bookkeeping Agreement and an Administrative Agreement. Under these agreements, each Fund will continue to receive substantially the same pricing, bookkeeping and administrative services as it currently receives under the Agreement. The Advisor and State Street Bank & Trust Company will continue to provide these services to the Funds. For services provided under the Pricing and Bookkeeping Agreement, each Fund will pay the Advisor or to such other person(s) as the Advisor may direct an annual fee, payable monthly, consisting of: (i) for fund accounting services, $25,000 plus 0.015% of the Fund's net asset value ("Fund Accounting Fee"); and (ii) for financial reporting services, $13,000 ("Financial Reporting Fee"); provided that during any 12-month period, the aggregate Fund Accounting Fee and Financial Reporting Fee shall not exceed $140,000. For services provided under the Administrative Agreement, each Fund will pay the Advisor an annual fee equal to $0. Each Fund will bear certain reimbursable costs and expenses as provided in the Pricing and Bookkeeping Agreement and the Administrative Agreement.



     Columbia Management Distributors, Inc. (formerly known as Columbia Funds Distributor, Inc.) ("CMD"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., whose address is One Financial Center Boston, MA 02111-2621, is the principal underwriter for the Funds, and is authorized under a distribution agreement with each Fund to sell shares of the Fund. CMDhas no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized financial services firms ("FSFs") or investors.



     For the fiscal years ended August 31, 2005 and August 31, 2004, the following sales charges were paid by shareholders in respect to Class A, D and T shares*:



                                 CLASS A              CLASS T
                          ---------------------   ---------------
                             2005        2004      2005     2004
                          ----------   --------   ------   ------
Mid Cap Growth Fund       $   53,881   $ 58,047   $1,207   $1,845
Real Estate Equity Fund   $  179,691   $212,798                --
Technology Fund           $   61,122   $ 48,422                --
Strategic Investor Fund   $1,005,634   $652,526                --
Balanced Fund             $   23,727   $ 26,350                --
Oregon Intermediate
   Municipal Bond Fund    $   17,407   $ 18,602                --
Conservative High
   Yield Fund             $  248,195   $790,974                --

* Class D shares closed to new investors effective October 13, 2003, and the front-end sales charge of 1.00% is waived effective October 13, 2003.


For the fiscal years ended August 31, 2004 and August 31, 2005, CMD, as Distributor, retained the following fees:








                              MID CAP GROWTH FUND*


                                                        Class A Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                         2005      2004
                                                       -------   -------
Aggregate initial sales charges on Fund share sales    $53,881   $58,047
Initial sales charges retained by CMD                  $ 8,640   $ 9,271
Aggregate contingent deferred sales charges (CDSC)     $     0   $     0
   On Fund redemptions retained by CMD



                                                        Class B Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                         2005      2004
                                                       -------   -------
Aggregate CDSC on Fund redemptions retained by CMD     $12,755   $12,291



                                                        Class C Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                          2005   2004
                                                          ----   ----
Aggregate CDSC on Fund redemptions retained by CMD        $774   $264

                                                        Class D Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                          2005   2004
                                                          ----   ----
Aggregate CDSC on Fund redemptions retained by CMD         $14    $21



                                                        Class T Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                         2005      2004
                                                        ------   ------
Aggregate initial sales charges on Fund share sales     $1,208   $1,845
Initial sales charges retained by CMD                   $  185   $    0
Aggregate contingent deferred sales charges (CDSC)
   On Fund redemptions retained by CMD                  $    0   $    0



                                                        Class G Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                         2005     2004
                                                        ------   ------
Aggregate CDSC on Fund redemptions retained by CMD      $1,030   $2,954


* Class A, B, D and G shares were initially offered on November 1, 2002 and Class C shares were initially offered in October 13, 2003.

                            REAL ESTATE EQUITY FUND*


                                                         Class A Shares
                                                       Fiscal year ended,
                                                      -------------------
                                                        2005       2004
                                                      --------   --------
Aggregate initial sales charges on Fund share sales   $179,691   $212,798
Initial sales charges retained by CMD                 $ 27,593   $ 32,403
Aggregate contingent deferred sales charges (CDSC)
   On Fund redemptions retained by CMD                $  1,889   $ 25,000



                                                        Class B Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                         2005      2004
                                                       -------   -------
Aggregate CDSC on Fund redemptions retained by CMD     $41,433   $23,444



                                                        Class C Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                         2005     2004
                                                        ------   ------
Aggregate CDSC on Fund redemptions retained by CMD      $1,002   $2,004

                                                        Class D Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                         2005    2004
                                                         ----   ------
Aggregate CDSC on Fund redemptions retained by CMD       $353   $4,273


* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                TECHNOLOGY FUND*


                                                        Class A Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                         2005      2004
                                                       -------   -------
Aggregate initial sales charges on Fund share sales    $61,122   $48,422
Initial sales charges retained by CMD                  $ 9,699   $ 8,022
Aggregate contingent deferred sales charges (CDSC)
   On Fund redemptions retained by CMD                 $     0   $     0



                                                        Class B Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                         2005      2004
                                                       -------   -------
Aggregate CDSC on Fund redemptions retained by CMD     $22,029   $40,538



                                                        Class C Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                          2005    2004
                                                         ------   ----
Aggregate CDSC on Fund redemptions retained by CMD       $1,437   $883



                                                        Class D Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                          2005   2004
                                                          ----   ----
Aggregate CDSC on Fund redemptions retained by CMD         $0     $11


* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                            STRATEGIC INVESTOR FUND*


                                                          Class A Shares
                                                        Fiscal year ended,
                                                      ---------------------
                                                         2005        2004
                                                      ----------   --------
Aggregate initial sales charges on Fund share sales   $1,005,634   $652,526
Initial sales charges retained by CMD                 $  157,605   $ 93,760
Aggregate contingent deferred sales charges (CDSC)
   On Fund redemptions retained by CMD                $    3,199   $    487



                                                        Class B Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                         2005      2004
                                                       -------   -------
Aggregate CDSC on Fund redemptions retained by CMD     $93,114   $26,530

                                                      Class C Shares
                                                     Fiscal year ended,
                                                     ------------------
                                                        2005     2004
                                                       ------   ------
Aggregate CDSC on Fund redemptions retained by CMD     $3,229   $1,230



                                                       Class D Shares
                                                     Fiscal year ended,
                                                     ------------------
                                                         2005   2004
                                                         ----   ----
Aggregate CDSC on Fund redemptions retained by CMD        $0     $12


* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                 BALANCED FUND*


                                                        Class A Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                         2005      2004
                                                       -------   -------
Aggregate initial sales charges on Fund share sales    $23,727   $26,350
Initial sales charges retained by CMD                  $ 3,854   $ 4,251
Aggregate contingent deferred sales charges (CDSC)     $     0   $     0
   On Fund redemptions retained by CMD



                                                       Class B Shares
                                                     Fiscal year ended,
                                                     ------------------
                                                        2005      2004
                                                      -------   -------
Aggregate CDSC on Fund redemptions retained by CMD    $21,461   $15,155



                                                       Class C Shares
                                                     Fiscal year ended,
                                                     ------------------
                                                         2005   2004
                                                         ----   ----
Aggregate CDSC on Fund redemptions retained by CMD       $157   $282



                                                       Class D Shares
                                                     Fiscal year ended,
                                                     ------------------
                                                         2005   2004
                                                         ----   ----
Aggregate CDSC on Fund redemptions retained by CMD        $0     $9


* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                    OREGON INTERMEDIATE MUNICIPAL BOND FUND*



                                                        Class A Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                          2005     2004
                                                       -------   -------
Aggregate initial sales charges on Fund share sales    $17,407   $18,602

Initial sales charges retained by CMD                  $ 2,191   $ 2,240

Aggregate contingent deferred sales charges (CDSC)     $     0   $     0
   On Fund redemptions retained by CMD



                                                       Class B Shares
                                                     Fiscal year ended,
                                                     ------------------
                                                        2005     2004
                                                       ------   ------
Aggregate CDSC on Fund redemptions retained by CMD     $1,561   $9,564



                                                       Class C Shares
                                                     Fiscal year ended,
                                                     ------------------
                                                         2005   2004
                                                         ----   ----
Aggregate CDSC on Fund redemptions retained by CMD       $222   $685



                                                       Class D Shares
                                                     Fiscal year ended,
                                                     ------------------
                                                         2005   2004
                                                         ----   ----
Aggregate CDSC on Fund redemptions retained by CMD        $0    $119


* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.


                          CONSERVATIVE HIGH YIELD FUND*



                                                         Class A Shares
                                                      Fiscal year ended,
                                                      ------------------
                                                        2005       2004
                                                      --------   --------
Aggregate initial sales charges on Fund share sales   $248,195   $790,974

Initial sales charges retained by CMD                 $ 32,709   $ 96,270

Aggregate contingent deferred sales charges (CDSC)
   On Fund redemptions retained by CMD                $ 23,132   $ 66,541



                                                        Class B Shares
                                                      Fiscal year ended,
                                                     -------------------
                                                      2005        2004
                                                     --------   --------
Aggregate CDSC on Fund redemptions retained by CMD   $325,296   $297,129



                                                       Class C Shares
                                                     Fiscal year ended,
                                                     ------------------
                                                        2005      2004
                                                       ------   -------
Aggregate CDSC on Fund redemptions retained by CMD     $5,183   $32,727



                                                       Class D Shares
                                                     Fiscal year ended,
                                                     ------------------
                                                       2005      2004
                                                      ------   -------
Aggregate CDSC on Fund redemptions retained by CMD    $1,389   $39,786

* Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.


     The Advisor and CMS are wholly owned subsidiaries of Columbia Management Group, LLC. CMD is a wholly owned subsidiary of the Advisor. Bank of America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.


                             PORTFOLIO TRANSACTIONS




     Each Fund, other than the Strategic Investor Fund, will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

     The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter. There is generally no stated commission in the case of fixed income securities that are traded in the over-the-counter market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where fees or commissions are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include the: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission. The Funds recently adopted policies prohibiting a Fund from directing commissions to any broker-dealer for sale of the Fund's shares.

     Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of a commission another broker or dealer would have charged for effecting a transaction may be paid by a Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

     The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research. On a semi-annual basis, the Advisor's research analysts and portfolio managers participate in a detailed internal survey regarding the value of proprietary research and the skills or contributions made by the various brokerage analysts to the Advisor's investment process. Firms are then confidentially ranked based on that survey. Brokerage allocations are then made, as much as reasonably possible, based on those rankings.

     The Advisor may use a Fund's commissions to acquire third party research or products that are not available through its full-service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor's Soft Dollar Committee which is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Funds and that the price paid with broker commissions is fair and reasonable.

     The receipt of proprietary and third party research services or products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Funds or other clients. Conversely, research provided by brokers or dealers who have executed orders on behalf of other clients of the Advisor and its affiliates might be useful to the Advisor in carrying out its obligations to a Fund.

     Total brokerage commissions paid (agency only) by each of the respective Funds for each of the last three fiscal years were:


FUND                                         2005         2004         2003*
----                                      ----------   ----------   ----------
Mid Cap Growth Fund                       $2,899,948   $4,568,079   $2,792,191
Small Cap Growth Fund I                   $2,830,330   $4,182,561   $2,274,813
Real Estate Equity Fund                   $  999,372   $1,006,065   $1,359,961
Balanced Fund                             $  747,893   $1,984,251   $1,432,505
Technology Fund                           $  923,686   $1,103,735   $  528,962
Strategic Investor Fund                   $1,779,252   $1,457,139   $  950,489
Oregon Intermediate Municipal Bond Fund   $    1,254   $        0   $        0


* The Funds changed their fiscal year end from December 31 to August 31 in 2003. Information provided is for the eight-month period ended August 31, 2003.


     No agency brokerage commissions were paid by the Conservative High Yield Fund, d during the last three years. No agency brokerage commissions were paid by the Oregon Intermediate Municipal Bond Fund during 2003 or 2004. Of the commissions paid in 2005, the Mid Cap Growth Fund paid $160,092, the Small Cap Growth Fund I paid $172,412, the Balanced Fund paid $191,521, the Real Estate Fund paid $42,050, the Strategic Investor Fund paid $105,758, and the Technology Fund paid $28,844 to acquire third-party research or products.



     At August 31, 2005, the Funds held securities of their regular brokers or dealers as set forth below:



FUND                       BROKER/DEALER      VALUE
----                      --------------   ----------
MID CAP GROWTH FUND       NONE
SMALL CAP GROWTH FUND I   NONE
REAL ESTATE EQUITY FUND   NONE
TECHNOLOGY FUND           NONE
STRATEGIC INVESTOR FUND

                          MORGAN STANLEY   $3,433,725

BALANCED FUND

FUND                                  BROKER/DEALER           VALUE
----                            ------------------------   ----------
                                MORGAN STANLEY             $1,772,421

                                MERRILL LYNCH & CO INC     $  992,090

                                LEHMAN BROTHERS HOLDINGS   $  795,736

OREGON INTERMEDIATE MUNICIPAL
   BOND FUND                    NONE

CONSERVATIVE HIGH YIELD FUND    NONE



     Provided each Fund's Board of Directors is satisfied that the Fund is receiving the most favorable price and execution available, the Advisor may consider the sale of the Fund's shares as a factor in the selection of brokerage firms to execute its portfolio transactions. The placement of portfolio transactions with brokerage firms who sell shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. The Advisor may use research services provided by and allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with the Advisor, if the Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. During the years listed, the Funds periodically used Fleet Institutional Trading, an affiliated broker-dealer of the Advisor that was disbanded in 2004, to execute purchase and sale orders. During 2004 and 2005, the Funds periodically used W.R. Hambrecht, an affiliated broker-dealer of the Advisor, to execute purchase and sale orders. During 2005, the Funds periodically used Bank of America Securities, an affiliated broker dealer of the Advisor, to execute purchase and sale orders.






     The aggregate dollar amount of brokerage commissions paid to Fleet Institutional Trading for fiscal year 2004 is as follows:

FUND                       2004
----                      ------
Balanced Fund             $    0
Strategic Investor Fund   $5,125





     The aggregate dollar amount of brokerage commissions paid to W.R. Hambrecht for the fiscal year 2004 is as follows:


FUND                        2004
----                      -------
Small Cap Growth Fund I   $ 1,365
Mid Cap Growth Fund       $ 9,785
Growth Fund               $25,250
Strategic Investor Fund   $ 1,500



     The Funds paid no brokerage commissions to W.R. Hambrecht or Bank of America Securities in fiscal year 2005.


     For all years, the aggregate dollar amount of purchase and sale transactions and total broker commissions were less than 1% of each Fund's total purchase and sale transactions and broker commissions. In addition to agency transactions, the Funds may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. Such trades will be executed in accordance with the rules and regulations of the 1940 Act, as well as procedures adopted by the Funds.

     Buy and sell orders of a Fund may be aggregated by the Advisor with other trades made at the regional trading desk at which the trade is completed with those of other Funds or accounts or other investment pools managed by the Advisor or affiliates of the Advisor to achieve best execution, and, on the average, lower brokerage commission costs. Orders are aggregated only if the Advisor, in the exercise of its investment discretion, believes such aggregation is consistent with its duty to seek best execution and if each client involved in the order is treated fairly and on an equitable basis. Each client that participates in an aggregated order will typically participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Absent unusual circumstances, an aggregated order that is only partially completed by the Advisor will be allocated to each client on a pro rata basis based on the percentage of the combined order actually filled. Notwithstanding the above, the Advisor may execute buy and sell orders for clients and take action in performance of its duties with respect to any of its clients that may differ from actions taken with respect to another client with similar investment policies and objectives, so long as the Advisor shall, to the extent practical, allocate investment opportunities to clients over a period of time on a fair and equitable basis and in accordance with applicable law.

     Allocations among accounts managed by the Advisor of investments in initial and secondary public offerings ("IPOs and "SPOs," jointly "POs") are made pursuant to Guidelines (the "Guidelines") established by the Advisor. The Guidelines establish which accounts are eligible to participate in a particular PO and what level of participation is permitted. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the PO is not appropriate for his or her accounts or an individual account. A manager who declines to participate must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts for which an PO opportunity is appropriate will be made on a fair and equitable basis.


     The Advisor, CMD and the Funds maintain a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or the Advisor's other clients or take unfair advantage of their relationship with the Advisor. The specific standards in the Ethics Code include, among others, a requirement that trades of all access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security five business days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Advisor's Ethics Committee to monitor that compliance.


     The Advisor and the Funds have also adopted an Insider Trading Policy. The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.

                       CAPITAL STOCK AND OTHER SECURITIES

     Each Fund is an Oregon corporation and was organized in the year set forth below opposite its name.


FUND                                      DATE
----                                      ----
Mid Cap Growth Fund                       1985
Small Cap Growth Fund I                   1996
Real Estate Fund                          1994
Technology Fund                           2000
Strategic Investor Fund                   2000
Balanced Fund                             1991
Oregon Intermediate Municipal Bond Fund   1984
Conservative High Yield Fund              1993


     Each Fund offers some or all of the following classes of shares pursuant to a Rule 18f-3 Plan (the "Plan") adopted by the Directors in accordance with the 1940 Act: Class A, B, C, D, G, T and Z. Shares of each class of a Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other relative rights, preferences, limitations, and terms and conditions, except that: (1) each class has a different designation,
(2) each class of shares bears any expenses attributable to a class as set forth in the Plan and the relevant Prospectus, (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution and service plan adopted under Rule 12b-1, if any, and (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class has the particular features described below. The differences among the classes of the Funds are subject to change by action of the Board of Directors of each Fund and to the extent permitted by the 1940 Act and each Fund's articles of incorporation and bylaws. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund, voting for the election of directors, can elect all the directors.


     Except as indicated in Appendix I, Class G shares of a Fund automatically convert into Class T shares of the same Fund after eight years. Class B shares automatically convert into Class A shares of the same Fund at the time disclosed in the relevant Fund's Prospectus for Class A, B, C and D shares.



     Shares of Class A, D and T shares are offered with a front-end sales charge, payable at the time of purchase, unless waived as set forth in the Prospectus for such Fund. Class B, C and G shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge depending on the length of time the shares are held. Class A, C, D and T shares held for fewer than 12 months after purchase are subject to a 1.00% contingent deferred sales charge. A detailed description of these various sales charges can be found in the Prospectus for the relevant class. Class T shares received in connection with a fund merger are subject to a contingent deferred sales charge if redeemed within 12 months of the original purchase.


     Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.

                           DISTRIBUTION AND SERVICING

RULE 12B-1 DISTRIBUTION PLAN


     The Directors have approved a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for the Funds' Class A, B, C, D and G shares. Under the 12b-1 Plan, each Fund pays CMD a monthly service fee at an annual rate of up to 0.25% of the Fund's net assets attributed to Class A, B, C and D shares. Each Fund (other than Small Cap Growth Fund I) may also pay CMD monthly a distribution fee at an annual rate of 0.10% of the Fund's daily net assets attributed to Class A shares, and each Fund may pay up to 0.75% of the Fund's average daily net assets attributable to Class B, C and D shares. The Funds' Board of Directors currently limits payments under the 12b-1 Plan for Class A shares (for all Funds other than Small Cap Growth Fund I) to 0.25% annually. Also under the 12b-1 Plan, the Mid Cap Growth Fund pays CMD a monthly service fee at an annual rate of up to 0.50% of the Fund's net assets attributed to Class G shares, made up of up to 0.25% for certain shareholder services ("Shareholder Liaison Services") and up to 0.25% for administrative services ("Administrative Support Services"). The Mid Cap Growth Fund also pays CMD monthly a distribution fee at an annual rate of up to 0.65% of the Fund's average daily net assets attributed to Class G shares.



     For the Oregon Intermediate Municipal Bond Fund, CMD has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.65% annually of Class C's and Class D's average daily net assets. For the High Yield Fund, the Distributor has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.85% annually of the Class C's and Class D's average daily net assets.



     The monthly service and distribution fees shall be used by CMD to cover expenses and activities primarily intended to result in the sale of Fund shares. These expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by CMD in advertising and marketing Fund shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions and other industry professionals ("Service Organizations") with respect to the Funds' shares beneficially owned by customers for whom the Service Organization is the shareholder of record; (e) the direct and indirect cost of financing the payments or expenses included in
(a) and (d) above; or (f) such other services as may be construed by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.



     Shareholder Liaison Services may include the following services provided by
FSFs: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CMD; (b) processing dividend payments; (c) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (d) providing periodic mailings to customers. Administrative Support Services may include the following services provided by FSFs: (a) providing customers with information as to their positions in Class G shares; (b) responding to customer inquiries; and (c) providing a service to invest the assets of customers in Class G shares.



     CMD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of CMD's expenses, CMD may realize a profit from the fees. The 12b-1 Plan authorizes the Advisor to make payments out of its own funds for distribution or services costs.



     At this time, the total Class G service and distribution fees have been limited to 0.95% for the Mid Cap Growth Fund. These limitations may be modified or terminated by the Board of Directors at any time.


SHAREHOLDER SERVICES PLAN


     The Board of Directors has approved a Shareholder Services Plan (the "Services Plan") for Class T shares of the Mid Cap Growth Fund. Under the Services Plan, the Fund may pay FSFs a monthly service fee up to an annual rate of 0.50% of the Fund's net assets attributed to Class T shares beneficially owned by the customers of the FSFs, made up of 0.25% for Shareholder Liaison Services and 0.25% for Administrative Support Services, to compensate FSFs for providing services to beneficial owners of Class T shares. At this time, the fees payable by the holders of Class T shares pursuant to the Services Plan have been limited to 0.30% for the Mid Cap Growth Fund. The Services Plan provides that the FSFs will waive the fees to the extent that net investment income attributable to Class T shares earned in the applicable period is less than the fees due for such period.

TERMS OF THE 12B-1 AND SERVICES PLAN


     CMD has advised the Funds that the 12b-1 Plan and the Services Plan could be significant factors in the growth and retention of the Funds' assets, resulting in a more advantageous expense ratio, increased investment flexibility and a greater ability to attract and retain research and portfolio management talent, which could benefit each class of the Funds' shareholders. The 12b-1 Plan and the Services Plan will continue in effect from year to year so long as their continuance is specifically approved at least annually by a vote of the Directors, including the Directors who are not interested persons of a Fund and have no direct or indirect financial interest in the operation of the 12b-1 Plan or the Services Plan or in any related agreements ("Independent Directors"), and, with respect to the 12b-1 Plan, cast in person at a meeting called for the purpose. All material amendments of the 12b-1 Plan or the Services Plan must be approved by the Directors in the manner provided in the foregoing sentence. The 12b-1 Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares. The 12b-1 Plan and the Services Plan may be terminated at any time by vote of a majority of the Independent Directors or, with respect to the 12b-1 Plan, by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the 12b-1 Plan and the Services Plan will only be effective if the selection and nomination of the Directors who are not interested persons of the Funds is effected by such Independent Directors.



     The Funds' 12b-1 Plan monthly service and distribution fees paid to CMD for the period ended August 31, 2005 were:



                                                 SERVICE FEE                                    DISTRIBUTION FEE
                               ----------------------------------------------  --------------------------------------------------
                                CLASS A   CLASS B  CLASS C   CLASS D  CLASS G  CLASS T   CLASS B     CLASS C     CLASS D  CLASS G
                               --------  --------  -------  --------  -------  -------  --------  ------------  --------  -------
Mid Cap Growth Fund            $ 13,048  $ 14,125  $ 1,437  $  1,352  $2,097   $81,615  $ 42,645    $  4,311    $  4,056   $4,544
Real Estate Equity Fund        $101,868  $ 33,671  $ 9,501  $ 10,808      --        --  $101,012    $ 28,504    $ 32,425       --
Technology Fund                $ 18,799  $  6,914  $ 2,942  $     57      --        --  $ 20,743    $  8,827    $    170       --
Strategic Investor Fund        $343,456  $ 91,846  $72,390  $  1,581      --        --  $275,539    $217,429    $  4,742       --
Balanced Fund                  $  7,273  $ 19,163  $ 2,117  $    817      --        --  $ 57,490    $  6,350    $  2,452       --
Oregon Intermediate Municipal
   Bond Fund                   $  9,969  $  3,077  $ 1,100  $  1,958      --        --  $  9,231    $  1,760    $  3,133       --
Conservative High Yield Fund   $838,170  $246,059  $52,818  $181,041      --        --  $738,175    $158,454    $543,124       --



     Sales-related expenses of CMD relating to the Funds were:

MID CAP GROWTH FUND



                                                                    Fiscal Year Ended August 31, 2005
                                     ----------------------------------------------------------------------------------------------
                                     Class A Shares  Class B Shares  Class C Shares  Class D Shares  Class G Shares  Class T Shares
                                     --------------  --------------  --------------  --------------  --------------  --------------
Fees to FSFs                             $14,267         $33,196         $4,832          $6,127          $2,590          $81,460
Allocated cost of sales material
   relating to the Fund (including
   printing, mailing and other
   promotion expenses)                   $ 2,172         $ 1,363         $  342          $   39          $   83          $ 1,111
Allocated travel, entertainment and
other expenses                           $ 3,976         $ 1,998         $  502          $   58          $  121          $ 1,628



REAL ESTATE EQUITY FUND



                                                               Fiscal Year Ended August 31, 2005
                                               -----------------------------------------------------------------
                                               Class A Shares   Class B Shares   Class C Shares   Class D Shares
                                               --------------   --------------   --------------   --------------
Fees to FSFs                                      $114,842          $90,505          $41,937          $39,194
Allocated cost of sales material relating to
   the Fund (including printing, mailing and
   other promotion expenses)                      $ 24,976          $ 3,229          $ 3,106          $   283
Allocated travel, entertainment and other
   expenses                                       $ 36,609          $ 4,733          $ 4,552          $   414



TECHNOLOGY FUND



                                                               Fiscal Year Ended August 31, 2005
                                               -----------------------------------------------------------------
                                               Class A Shares   Class B Shares   Class C Shares   Class D Shares
                                               --------------   --------------   --------------   --------------
Fees to FSFs                                       $68,091          $31,041          $19,534           $211
Allocated cost of sales material relating to
   the Fund (including printing, mailing and
   other promotion expenses)                       $13,645          $ 1,321          $ 1,999           $  4
Allocated travel, entertainment and other
   expenses                                        $20,001          $ 1,937          $ 2,931           $  6



STRATEGIC INVESTOR FUND



                                                               Fiscal Year Ended August 31, 2005
                                               -----------------------------------------------------------------
                                               Class A Shares   Class B Shares   Class C Shares   Class D Shares
                                               --------------   --------------   --------------   --------------
Fees to FSFs                                      $368,346         $718,320         $321,611          $6,271
Allocated cost of sales material relating to
   the Fund (including printing, mailing and
   other promotion expenses)                      $ 76,868         $ 24,532         $ 25,682          $   27
Allocated travel, entertainment and other
   expenses                                       $112,672         $ 35,959         $ 37,644          $   39



BALANCED FUND



                                                               Fiscal Year Ended August 31, 2005
                                               -----------------------------------------------------------------
                                               Class A Shares   Class B Shares   Class C Shares   Class D Shares
                                               --------------   --------------   --------------   --------------
Fees to FSFs                                       $7,366           $37,948          $7,899           $3,282
Allocated cost of sales material relating to
   the Fund (including printing, mailing and
   other promotion expenses)                       $1,218           $ 1,410          $  401           $    9
Allocated travel, entertainment and other
   expenses                                        $1,785           $ 2,066          $  588           $   13






OREGON INTERMEDIATE MUNICIPAL BOND FUND



                                                               Fiscal Year Ended August 31, 2005
                                               -----------------------------------------------------------------
                                               Class A Shares   Class B Shares   Class C Shares   Class D Shares
                                               --------------   --------------   --------------   --------------
Fees to FSFs                                       $9,973            $6,479          $4,814           $5,585
Allocated cost of sales material relating to
   the Fund (including printing, mailing and
   other promotion expenses)                       $  991            $  132          $  489           $   12
Allocated travel, entertainment and other
   expenses                                        $1,452            $  193          $  717           $   18

CONSERVATIVE HIGH YIELD FUND



                                                               Fiscal Year Ended August 31, 2005
                                               -----------------------------------------------------------------
                                               Class A Shares   Class B Shares   Class C Shares   Class D Shares
                                               --------------   --------------   --------------   --------------
Fees to FSFs                                      $947,336         $359,250         $142,030         $566,742
Allocated cost of sales material relating to
   the Fund (including printing, mailing and
   other promotion expenses)                      $168,060         $  8,562         $  7,185         $  3,426
Allocated travel, entertainment and other
   expenses                                       $246,338         $ 12,550         $ 10,532         $  5,021

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES AND REDEMPTIONS

     A detailed discussion of how you may purchase, redeem and exchange each class of shares in a Fund is discussed in the Prospectus applicable to such class. The following information and policies are supplemental to that found in the applicable Prospectus.


     Each Fund will generally accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to a Fund before the Fund processes that day's transactions. If the FSF fails to transmit before a Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the New York Stock Exchange ("Exchange") on the next day it is open. If funds for the purchase of shares are sent directly to CMS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of a Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank. Investors should understand that, since the offering price of each Fund's shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.



     Each Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CMD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CMD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CMD may from time to time reallow additional amounts to all or certain FSFs. CMD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CMD for any up-front and/or ongoing commissions paid to FSFs.


     Checks presented for the purchase of shares of a Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gifts checks, credit card convenience checks, credit cards, cash and bank counter (starter checks) are not accepted.


     CMS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CMS, provided the new FSF has a sales agreement with CMD.



     Shares credited to an account are transferable upon written instructions in good order to CMS and may be redeemed as described in the Prospectus. Certificates will not be issued. Shareholders may send any certificates to CMS for deposit to their account.



     In addition to the commissions specified in a Fund's prospectus and this Statement of Additional Information, CMD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CMD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CMD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.



     Subject to applicable rules, CMD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.



     In addition, CMD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

     In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.


CMD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:


1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
ADP Clearing
Advest
AEGON/Transamerica
AG Edwards
AIG Companies
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
AXA Advisors
Bank of America
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
Bysis Retirement
C N A Trust
Ceridian Retirement
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
First Union Bank of NC
Financial Data Services
Fleet Boston Financial
Franklin Templeton
Freeman Welwood
Gem Group

Great West Life
Hartford Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
Northeast Retirement Services
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities

Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
Unified Trust
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

PLEASE CONTACT YOUR FSF OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY
RECEIVE.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

     The following special purchase programs/investor services may be changed or eliminated at any time.


     AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of the Funds may be purchased through the Automatic Investment Plan. Preauthorized monthly electronic funds transfers for a fixed amount of at least $50 ($25 for Individual Retirement Accounts ("IRAs")) are used to purchase a Fund's shares at the public offering price next determined after CMD receives the proceeds from the transfer. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CMD.



     AUTOMATED DOLLAR COST AVERAGING. The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund distributed by CMD in which you have a current balance of at least $5,000 into the same class of shares of up to five other funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your Fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same class of shares by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.


     Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

     An exchange is generally a capital sale transaction for federal income tax purposes. You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of Funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.

     You should consult your FSF to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.


     TAX-SHELTERED RETIREMENT PLANS. CMD offers prototype tax-qualified plans, including Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company serves as Trustee of CMD prototype plans and charges a $20 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CMD.



     Participants in non-CMD prototype Retirement Plans (other than IRAs) also are charged a $20 annual fee unless the plan maintains an omnibus account with CMS. Participants in CMD prototype Plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CMS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a CMD IRA Rollover account in any Fund, or if the Plan maintains an omnibus account.


     Consultation with a competent financial and tax advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.


     TELEPHONE ADDRESS CHANGE SERVICES. By calling CMS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification number available when calling.


     CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.


     AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CMS for more information at 1-800-345-6611.


PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES


     RIGHTS OF ACCUMULATION (Columbia Class A and Class T shares, Nations Class A shares and Galaxy Retail A shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A and T shares can be effected by combining a current purchase of Class A or Class T shares with prior purchases of other funds and classes distributed by CMD. The applicable sales charge is based on the combined total of:



1.   the current purchase; and



2. the value at the public offering price at the close of business on the previous day of all shares of funds for which CMD serves as distributor (Funds) held by the shareholder.



     CMD must be promptly notified of each purchase with respect to which a shareholder is entitled to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CMS. A Fund may terminate or amend this Right of Accumulation.



     STATEMENT OF INTENT (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.



     During the term of a Statement, CMS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.



     If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement (provided the FSF returns to CMD the excess commission previously paid during the thirteen-month period). The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price.



     If the amount of the Statement is not purchased, the shareholder shall remit to CMD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CMS will redeem escrowed Class A, E or T shares with a value equal to such difference. The additional FSF commission will be remitted to the shareholder's FSF of record.

     Additional information about and the terms of Statements of Intent are available from your FSF, or from CMS at 1-800-345-6611.



NET ASSET VALUE ELIGIBILITY GUIDELINES (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, LLC IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS).



1. Employees, brokers and various relationships that are allowed to buy at NAV. Class A shares of certain Funds may be sold at (NAV) to the following individuals, whether currently employed or retired: Employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries; Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CMD, or its successors and companies affiliated with the Advisor; Registered representatives and employees of FSF's (including their affiliates) that are parties to dealer agreements or other sales arrangements with CMD; Nations Funds' Trustees, Directors and employees of its investment sub-advisers; Broker/Dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes; employees or partners of any contractual service provider to the funds



     NAV eligibility for Class A purchase also applies to the families of the parties listed above and their beneficial accounts. Family members include: spouse, parent, stepparent, legal guardian, child, stepchild, father-in-law and mother-in-law.



     Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.



     Registered broker/dealer firms that have entered into a Nations Funds dealer agreement with BACAP Distributors, LLC may buy Class A shares without paying a front-end sales charge for their investment account only.



     Banks, trust companies and thrift institutions, acting as fiduciaries.



2. Grandfathered investors. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may purchase Class A shares of any Fund at NAV in those cases where a Columbia Fund Class Z share is not available.



     Shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at (NAV) will continue to be eligible for NAV purchases into those Nations Fund accounts opened through August 19, 2005.



     Galaxy Fund shareholders prior to December 1, 1995; and shareholders who
     (i) purchased Galaxy Fund Prime A shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.



     (For Class T shares only) Shareholders who (i) purchased Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.



3. Reinstatement. Subject to the fund policy on trading of fund shares, an investor who has redeemed class A, B, C, D, G or T shares may, upon request, reinstate within 1 year a portion or all of the proceeds of such sales in shares of class A of any fund at the NAV next determined after Columbia Management Services, Inc. received a written reinstatement request and payment.

4. Retirement Plans. Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with CMD pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.



5. Non-U.S. Investors. Certain pension, profit-sharing or other employee benefit plans offered to non-US investors may be eligible to purchase Class A shares with no sales charge.



6. Reorganizations. At the Fund's discretion, NAV eligibility may apply to shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.



7. Rights of Accumulation (ROA). The value of eligible accounts, regardless of class, maintained by you and you and your immediate family may be combined with the value of your current purchase to reach a sales discount level and to obtain the lower sales charge for your current purchase.



8. Letters of Intent (LOI). You may pay a lower sales charge when purchasing class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the LOI within 13 months. If your LOI purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date.



WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, LLC IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Class A, B, C, D, E, matured F, G and T shares). CDSCs may be waived on redemptions in the following situations with the proper documentation:



1. Death. CDSCs may be waived on redemptions following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act
     (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.



2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the SWP is established. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met. For redemptions in excess of 12% of the account's value at the time that the SWP is established, a CDSC will be charged on the SWP redemption. The 12% limit does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."



3. Disability. CDSCs may be waived on redemptions occurring after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.



4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.



5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CMD.



6. Qualified Retirement Plans. CDSCs may be waived on CMD shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program th at has signed an agreement with Columbia Funds or CMD.



7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and
     (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.



8. Return of Commission. CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.



9. Non-U.S. Investors. CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.



10. IRS Section 401 and 457. CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
     Section 401 or 457 of the tax code.



11. Medical Payments. CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.



12. Plans of Reorganization. At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a fund is a party.



13. Charitable Giving Program. CDSCs may be waived on the sale of Class C or Class D shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.



14. The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.


HOW TO SELL SHARES

     Shares may also be sold on any day the Exchange is open, either directly to a Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, a Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.


     To sell shares directly to a Fund, send a signed letter of instruction or stock power form to CMS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable CDSC) next calculated after a Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CMS and many banks. Additional documentation may required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders and other legal entities. Call CMS for more information at 1-800-345-6611.

     FSFs must receive requests before the time at which a Fund's shares are valued to receive that day's price. FSFs are responsible for furnishing all necessary documentation to CMS and may charge for this service.


     SYSTEMATIC WITHDRAWAL PLAN. The shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B, Class C and Class D shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B, Class C and Class D share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

     A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

     A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of a Fund (other than through the reinvestment of dividends) and a SWP at the same time.

     SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.


     A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CMS will not be liable for any payment made in accordance with the provisions of a SWP.


     The cost of administering SWPs for the benefit of shareholders who participate in them is borne by a Fund as an expense of all shareholders.


     Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in street name must be made payable to the back office via the National Securities Clearing Corporation (NSCC).



     TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-345-6611 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account, or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CMS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions may apply to retirement plan accounts.



     NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS


     Distributions are invested in additional shares of the same class of a Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by CMS is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.



     Shares of Funds that pay daily dividends (Oregon Intermediate Municipal Bond Fund, and Conservative High Yield Fund) will be earned starting the day after the Fund receives payments for the shares.


HOW TO EXCHANGE SHARES


     Shares of a Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) distributed by CMD on the basis of the NAVs per share at the time of exchange. Class D shares may be exchanged for Class C shares. Class Z shares may be exchanged for Class A shares of the other funds that are not offering Class Z shares. Class G shares can be exchanged for Class B shares, but once exchanged into Class B cannot be reexchanged back into Class G. Class T shares can be exchanged for Class A shares, but once exchanged into Class A cannot be reexchanged back into Class T. The prospectus of each Fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain of these funds are not available to residents of all states. Consult CMS before requesting an exchange.



     By calling CMS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CMS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CMS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CMS may require customary additional documentation. Prospectuses of the other funds are available from the CMD Literature Department by calling 1-800-426-3750.


     A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.


     Consult your FSF or CMS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.


     An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

     The Funds also reserve the right to close a shareholder account if the shareholder's actions are deemed to be detrimental to the Fund or its shareholders, including, without limitation, violating the exchange policy set forth in its Prospectus. If a Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.

PRICING OF SHARES

     The net asset value ("NAV") per share of each Fund is determined by the Advisor, under procedures approved by the directors, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the directors. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

     A Fund may suspend the determination of the NAV of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of the Fund's assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Fund complies with rules and regulations of the SEC, which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

     For purposes of calculating the NAV of a Fund's shares, the following procedures are utilized whenever applicable. Each Fund's equity securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Each Fund purchasing debt securities uses market value to value such securities as quoted by an independent pricing service, dealers who are market makers in the securities or by procedures and guidelines approved by the Funds' Board of Directors. Market values are generally based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Funds' Board of Directors.


     Temporary cash investments are carried at values deemed best to reflect their fair values as determined in good faith by the Advisor, under procedures adopted by the Funds' Board of Directors. These values are based on cost, adjusted for amortization of discount or premium and accrued interest, unless unusual circumstances indicate that another method of determining fair value should be used.


     The value of assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event.

                                    CUSTODIAN


     State Street Bank & Trust Company (the "Custodian"), 2 Avenue de Lafayette, Boston, Massachusetts 02111-2900 acts as the Funds' general custodian, for both domestic and foreign securities. The Custodian holds securities and cash of the Funds, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Funds, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.


     Portfolio securities purchased in the United States are maintained in the custody of the Custodian. Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Board of Directors of the Funds or, in the case of foreign securities, by the Custodian, as a delegate of the Board of Directors, all in accordance with regulations under the 1940 Act.

     The Advisor determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Directors, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts, 02110-1707 is the Fund's independent registered public accounting firm, providing audit and tax return review services and assistance and consultation, in connection with the review of various Securities and Exchange Commission filings. The annual financial statements incorporated by reference in this Statement of Additional Information have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.


                                      TAXES

FEDERAL INCOME TAXES

     Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Code. Each Fund believes it satisfies the tests to qualify as a regulated investment company. If a Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders.

     To qualify as a regulated investment company for any taxable year, each Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; or net income from an interest in qualified publicly traded partnerships (the "90 Percent Test"); and

     (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) 50 percent or more of the value of the assets of the Fund consists of cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in either the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements or the securities of one or more qualified publicly traded partnerships (the "Diversification Test"). In addition, a Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to a Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends and exempt interest dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest (net of expenses attributable to such interest), and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending on or after November 8, 1983 or
(ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a "capital gain dividend" is taxed to a Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

     If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     SPECIAL ASPECTS OF 90 PERCENT TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

     Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.


     OREGON INTERMEDIATE MUNICIPAL BOND FUND. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in tax-exempt assets such as municipal bonds. For purposes of this Statement of Additional Information, the term "municipal bonds" refers to obligations that pay interest that is tax-exempt under Section 103 of the Code. For purposes of this Statement of Additional Information, the term "tax-exempt interest" refers to interest that is not includable in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Oregon Intermediate Municipal Bond Fund intends to have at least 50 percent of the value of its total assets at the close of each quarter of their taxable year consist of obligations the interest on which is not includable in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Oregon Intermediate Municipal Bond Fund's dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.



     Distributions properly designated by the Oregon Intermediate Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other issuers) will not be includable by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, "substantial users," as discussed below). Distributions representing net taxable interest received by the Oregon Intermediate Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds, will be taxable to shareholders as ordinary income.



     Any capital loss realized upon the redemption of shares of the Oregon Intermediate Municipal Bond Fund six months or less from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period for this purpose.


     Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15 percent tax rate for shareholders who are individuals) regardless of the length of time fund shares are held. As described below, as a result of 2003 legislation, qualified dividend income distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

     A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").


     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Oregon Intermediate Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.


     Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28 percent alternative minimum tax for individuals and the 20 percent alternative minimum tax for corporations. Furthermore, the alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of "adjusted current earnings" over the corporation's other federal alternative minimum taxable income (computed without regard to "adjusted current earnings" and without regard to any "alternative tax net operating loss"). See Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, all exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as "adjusted current earnings." In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12 percent on the excess of the "modified alternative minimum taxable income" of the corporation over $2 million. See Section 59A of the Code.


     In some cases, exempt-interest dividends paid by the Oregon Intermediate Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See
Section 86 of the Code.



     Certain foreign corporations may be subject to the "branch profits tax" under Section 884 of the Code. The receipt of dividends from the Oregon Intermediate Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.



     "Substantial users" (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person (i) who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5 percent of the total revenues derived by all users of such facilities, (ii) who occupies more than 5 percent of the usable area of such facilities or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners, and an S corporation and its shareholders. No investigation as to the substantial users of the facilities financed by bonds in the Oregon Intermediate Municipal Bond Fund's portfolios will be made by the Oregon Intermediate Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Oregon Intermediate Municipal Bond Fund.



     At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Oregon Intermediate Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includable in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Oregon Intermediate Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.



     If the Oregon Intermediate Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day's dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.



     Shares of the Oregon Intermediate Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.



     From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Oregon Intermediate Municipal Bond Fund and the value of portfolio securities held by the the Fund would be affected.


     HEDGING TRANSACTIONS. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of each Fund.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income (or, with respect to a tax-exempt Fund, the sum of its net tax-exempt and taxable income). If a Fund's book income exceeds its taxable income (or, with respect to a tax-exempt Fund, its tax-exempt income), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income (or, for a tax-exempt Fund, the sum of its net tax-exempt and taxable income), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     OTHER FUNDS. Shareholders of Funds other than the Oregon Intermediate Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Strategic Investor Fund, the Mid Cap Growth Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of qualifying dividends received from a Fund by a shareholder, and is subject to a holding period requirement. In addition, qualifying dividends are includable in adjusted current earnings for purposes of computing the corporate alternative minimum tax. However, distributions from the Conservative High Yield Fund are unlikely to so qualify because the income of this Fund consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund's income is derived from interest and distributions from real estate investment trusts ("REITs"), distributions from that Fund will not qualify for the dividends-received deduction. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.


     GENERAL CONSIDERATIONS. Distributions from a Fund (other than exempt-interest dividends) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008 qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Funds as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. Generally, a dividend received from a foreign corporation will not be treated as qualified dividend income if the foreign corporation is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or, for taxable years of foreign corporations beginning on or before December 31, 2004, as a foreign personal holding company or a foreign investment company. If the aggregate qualified dividends received by a Fund during any taxable year are 95 percent or more of its gross income, then 100 percent of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Long term capital gains rates have been temporarily reduced, in general, to 15 percent, with lower rates applying to taxpayers in the 10-percent and 15-percent rate brackets for taxable years beginning on or before December 31, 2008.

     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held more than 12 months, and otherwise as a short-term capital loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly-purchased shares will be adjusted to reflect the disallowed loss.

     A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Real Estate Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Real Estate Fund. There is no recognition of gain or loss unless the return of capital exceeds the cost basis in the shares.


     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of capital. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year's distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Oregon Intermediate Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital. The ratio of tax-exempt income to total net investment income earned during the year may be substantially different from the ratio of tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of tax-exempt income to total net investment income actually earned while a shareholder.



     Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the federal corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the federal AMT.



     Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.


     Each Fund is generally required to obtain from its shareholders a certification of the shareholder's taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. With respect to amounts paid through 2010, if a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 28 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder's federal income taxes. The backup withholding rate will be 31 percent for amounts paid after December 31, 2010. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which will be closed. Closure of the account may result in a capital gain or loss.

     If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

     The Funds may purchase zero coupon bonds (or other discounted debt securities) and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, a Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a Fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio (possibly at a time when it is not advantageous to do so) to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

FOREIGN INCOME TAXES


     The Mid Cap Growth Fund, the Small Cap Growth Fund I, the Real Estate Fund, the Technology Fund, the Strategic Investor Fund, the Balanced Fund, and the Conservative High Yield Fund may invest in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund's distributed income and a Fund's return. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.


     The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.


     NON-U.S. SHAREHOLDERS. Capital gain dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the recent legislation, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund has not determined whether it will make such designations.



     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.



     Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.



     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the Fund may be able to elect to treat a PFIC as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

     Dividends from the Real Estate Fund will generally not be treated as qualified dividend income.

     The Real Estate Fund, and to a lesser extent certain other Funds (see "INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUND"), may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Real Estate Fund does not intend to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

STATE INCOME TAXES

     FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the Fund.


     OREGON INTERMEDIATE MUNICIPAL BOND FUND. Individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the Oregon Intermediate Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax generally are also subject to the Oregon personal income tax on distributions from the Oregon Intermediate Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states other than Oregon. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the Oregon Intermediate Municipal Bond Fund, including income that is exempt for federal purposes. Shares of the Oregon Intermediate Municipal Bond Fund will not be subject to Oregon property tax. Additional discussion regarding local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.



     Oregon generally taxes corporations on interest income from municipal bonds. The Oregon Intermediate Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Oregon Intermediate Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise or income taxes.



     The Oregon Intermediate Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Fund during the preceding year.



GENERAL INFORMATION



     Capital gains distributed to shareholders of the Oregon Intermediate Municipal Bond Fund will generally be subject to state and local taxes. Further discussion regarding the state and local tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.


ADDITIONAL INFORMATION

     The foregoing summary and the summary included in the Prospectus under "Distributions and Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change, prospectively or retroactively, by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

     Recent Tax Shelter Reporting Regulations. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss under Section 165 of the Code with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.


                              SHAREHOLDER MEETINGS



     The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Funds have voluntarily undertaken to hold a shareholder meeting at which the Board of Directors would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Funds' By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).



     The Directors may fill any vacancies in the Board of Directors except that the Directors may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Directors then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Directors then in office have been elected to such office by the shareholders, the Directors must call a meeting of shareholders. Directors may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Directors shall continue to hold office and may appoint their successors.



     At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Directors, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other Funds in the Fund Complex that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.


                              FINANCIAL STATEMENTS

     The Funds' most recent Annual and Semi-Annual Report to shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report, and the financial statements and accompanying notes appearing in the Semi-Annual Report are incorporated by reference into this Statement of Additional Information.

                                   APPENDIX I



                    COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
                 ADOPTED JULY 1, 2003 AND REVISED MARCH 4, 2005



POLICY:



ALL PROXIES(1) REGARDING CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA") HAS ASSUMED AUTHORITY TO VOTE SHALL, UNLESS CMA DETERMINES IN ACCORDANCE WITH POLICIES STATED BELOW TO ABSTAIN FROM VOTING, BE VOTED IN A MANNER CONSIDERED BY CMA TO BE IN THE BEST INTEREST OF CMA'S CLIENTS, INCLUDING THE CMG FAMILY FUNDS(2) AND THEIR SHAREHOLDERS, WITHOUT REGARD TO ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES. THE BEST INTEREST OF CLIENTS IS DEFINED FOR THIS PURPOSE AS THE INTEREST OF ENHANCING OR PROTECTING THE ECONOMIC VALUE OF CLIENT ACCOUNTS, CONSIDERED AS A GROUP RATHER THAN INDIVIDUALLY, AS CMA DETERMINES IN ITS SOLE AND ABSOLUTE DISCRETION. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT CLEARLY INSTRUCTS, PROVIDED CMA RECEIVES SUCH INSTRUCTIONS IN TIME TO ACT ACCORDINGLY.



CMA ENDEAVORS TO VOTE, IN ACCORDANCE WITH THIS POLICY, ALL PROXIES OF WHICH IT BECOMES AWARE, SUBJECT TO THE FOLLOWING EXCEPTIONS (UNLESS OTHERWISE AGREED) WHEN CMA EXPECTS TO ROUTINELY ABSTAIN FROM VOTING:



     1. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE THE SECURITY HAS BEEN LOANED FROM THE CLIENT'S ACCOUNT.



     2. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE CMA DEEMS THE COSTS TO THE CLIENT AND/OR THE ADMINISTRATIVE INCONVENIENCE OF VOTING THE SECURITY (E.G., SOME FOREIGN SECURITIES) OUTWEIGH THE BENEFIT OF DOING SO.



CMA SEEKS TO AVOID THE OCCURRENCE OF ACTUAL OR APPARENT MATERIAL CONFLICTS OF INTEREST IN THE PROXY VOTING PROCESS BY VOTING IN ACCORDANCE WITH PREDETERMINED VOTING GUIDELINES, AS STATED BELOW. FOR THOSE PROXY PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED GUIDELINES, THE CMG PROXY COMMITTEE WILL DETERMINE THE BEST INTEREST OF CMA'S CLIENTS AND VOTE ACCORDINGLY, WITHOUT CONSIDERATION OF ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES.



OVERVIEW:



CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.



PROCEDURE:



I. ACCOUNT POLICIES



Except as otherwise directed by the client, CMA shall vote as follows:



SEPARATELY MANAGED ACCOUNTS



CMA shall vote proxies on securities held in its separately managed accounts.



COLUMBIA TRUST COMPANY (CTC) TRUST POOLS



CMA shall vote proxies on securities held in the trust pools.



CMG FAMILY FUNDS/CMA FUND TRUST



CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.


----------
(1) The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.


(2) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, LLC

COLUMBIA PRIVATE PORTFOLIO



CMA shall vote proxies on securities held in its separately managed accounts.



ALTERNATIVE INVESTMENT GROUP



CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.



The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.



Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.



Process



AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.



II. PROXY COMMITTEE



CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.



The Proxy Committee's functions shall include, in part,



     (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;



     (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;



     (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and



     (d) development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.



The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.



III. CONFLICTS OF INTEREST



With Other Bank of America Businesses



Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.



Within CMA

Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.



Management of Conflicts



CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.



     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.



     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.



     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.



     4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:



          - To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and



          - To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:



               - The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or



               - Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.



Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:



1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.



2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.



3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.



IV. VOTING GUIDELINES



A. THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING PROXIES:



1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:



     - Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.



     However, CMA generally will WITHHOLD votes from pertinent director nominees if:



          (i) the board as proposed to be constituted would have more than one-third of its members from management;



          (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);



          (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);



          (iv) a director serves on more than six public company boards;



          (v) the CEO serves on more than two public company boards other than the company's board.



     On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.



     - Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.



     - Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.



CMA generally will vote FOR:



     - Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:



          -    Established governance standards and guidelines.



          - Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.



          - Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.



          - A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.



          - Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.



          - The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.



     - Proposals that grant or restore shareholder ability to remove directors with or without cause.



     - Proposals to permit shareholders to elect directors to fill board vacancies.



     - Proposals that encourage directors to own a minimum amount of company stock.

     -    Proposals to provide or to restore shareholder appraisal rights.



     -    Proposals to adopt cumulative voting.



     -    Proposals for the company to adopt confidential voting.



CMA generally will vote AGAINST:



     - Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.



     - Proposals that give management the ability to alter the size of the board without shareholder approval.



     - Proposals that provide directors may be removed only by supermajority vote.



     -    Proposals to eliminate cumulative voting.



     - Proposals which allow more than one vote per share in the election of directors.



     - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.



     - Proposals that mandate a minimum amount of company stock that directors must own.



     -    Proposals to limit the tenure of non-management directors.



CMA will vote on a CASE-BY-CASE basis in contested elections of directors.



CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:



     - Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.



     - Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.



     - Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.



2. Compensation



CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:



     - Proposals requiring that executive severance arrangements be submitted for shareholder ratification.



     -    Proposals asking a company to expense stock options.



     -    Proposals to put option repricings to a shareholder vote.



     - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.



CMA generally will vote AGAINST:



     - Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.



     - Proposals to authorize the replacement or repricing of out-of-the money options.



CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.



3. Capitalization



CMA generally will vote FOR:



     - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.



          For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.



     - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.



     - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.



     - Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.



4. Mergers, Restructurings and Other Transactions



CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.



5. Anti-Takeover Measures



CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:



Poison Pills



     - CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.



     - CMA generally votes FOR shareholder proposals to eliminate a poison pill.



     - CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail



     - CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.



Supermajority vote



     - CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.



Control Share Acquisition Provisions



     - CMA will vote FOR proposals to opt out of control share acquisition statutes.



6. Other Business Matters



CMA generally will vote FOR:



     - Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.



     - Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:



          -    Credible reason exists to question:



               - The auditor's independence, as determined by applicable regulatory requirements.



               - The accuracy or reliability of the auditor's opinion as to the company's financial position.



          - Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.



     - Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).



     - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.



CMA generally will vote AGAINST:



     - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.



     - Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.



     - Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.



CMA will vote AGAINST:



     - Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.



CMA will vote on a CASE-BY-CASE basis:



     - Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

     - Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.



CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:



     - FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and



     - FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.



7. Other Matters Relating to Foreign Issues



CMA generally will vote FOR:



     - Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.



     - Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.



     - Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.



     - Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.



     - Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.



     - Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.



8. Investment Company Matters



Election of Directors:



CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:



     -    Board structure



     -    Attendance at board and committee meetings.



CMA will WITHHOLD votes from directors who:



     - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.



     - Ignore a shareholder proposal that is approved by a majority of shares outstanding;



     - Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;



     -    Are interested directors and sit on the audit or nominating committee;
          or



     - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:



CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:



     -    Past performance relative to its peers



     -    Market in which fund invests



     - Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)



     - Past shareholder activism, board activity and votes on related proposals



     -    Strategy of the incumbents versus the dissidents



     -    Independence of incumbent directors; director nominees



     -    Experience and skills of director nominees



     -    Governance profile of the company



     -    Evidence of management entrenchment



Converting Closed-end Fund to Open-end Fund:



CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:



     -    Past performance as a closed-end fund



     -    Market in which the fund invests



     -    Measures taken by the board to address the discount



     - Past shareholder activism, board activity, and votes on related proposals.



Investment Advisory Agreements:



CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:



     -    Proposed and current fee schedules



     -    Fund category/investment objective



     -    Performance benchmarks



     -    Share price performance as compared with peers



     -    Resulting fees relative to peers



     -    Assignments (where the adviser undergoes a change of control)



Approving New Classes or Series of Shares:



CMA will vote FOR the establishment of new classes or series of shares.



Preferred Stock Proposals:



CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:



     -    Stated specific financing purpose



     -    Possible dilution for common shares



     -    Whether the shares can be used for antitakover purposes



Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):



CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

     -    Potential competitiveness



     -    Regulatory developments



     -    Current and potential returns



     -    Current and potential risk



CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.



Changing a Fundamental Restriction to a Non-fundamental Restriction:



CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:



     -    Fund's target investments



     -    Reasons given by the fund for the change



     -    Projected impact of the change on the portfolio



Change Fundamental Investment Objective to Non-fundamental:



CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective



Name Change Proposals:



CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:



     -    Political/economic changes in the target market



     -    Consolidation in the target market



     -    Current asset composition



Change in Fund's Subclassification:



CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:



     -    Potential competitiveness



     -    Current and potential returns



     -    Risk of concentration



     -    Consolidation in target industry



Disposition of Assets/Termination/Liquidation:



CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:



     -    Strategies employed to salvage the company



     -    Past performance of the fund



     -    Terms of the liquidation



Changes to the Charter Document:



CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:



     -    The degree of change implied by the proposal



     -    The efficiencies that could result



     -    The state of incorporation; net effect on shareholder rights



     -    Regulatory standards and implications

CMA will vote FOR:



     - Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)



     - Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval



CMA will vote AGAINST:



     -    Proposals enabling the Board to:



          -    Change, without shareholder approval the domicile of the fund



          - Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document



Changing the Domicile of a Fund:



CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:



     -    Regulations of both states



     -    Required fundamental policies of both states



     -    The increased flexibility available



Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:



CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940



Distribution Agreements:



CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:



     -    Fees charged to comparably sized funds with similar objectives



     -    The proposed distributor's reputation and past performance



     -    The competitiveness of the fund in the industry



     -    Terms of the agreement



Master-Feeder Structure:



CMA will vote FOR the establishment of a master-feeder structure.



Mergers:



CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:



     -    Resulting fee structure



     -    Performance of both funds



     -    Continuity of management personnel



     -    Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:



CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.



Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:



CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.



Shareholder Proposals to Terminate the Investment Adviser:



CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:



     -    Performance of the fund's NAV



     -    The fund's history of shareholder relations



     -    The performance of other funds under the adviser's management



9. Alternative Investment Group ("AIG") Matters



The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.



B. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.



A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.



C. PROPOSALS REQUIRING SPECIAL CONSIDERATION



The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.



          1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.



          2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").



          3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.



          4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.



          5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified in Section IV.A.



          6. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.



          7. PREEMPTIVE RIGHTS. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES



The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.



     - CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.



     - ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.



     - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.



     - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.



     - Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.



          - If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.



     - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.



     - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.



VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD



A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

                                   APPENDIX II


INFORMATION APPLICABLE TO CERTAIN CLASS G SHAREHOLDERS

     Except as set forth below, Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

     The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Growth Fund II and Galaxy Short-Term Bond Fund shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE   SHARES ARE SOLD
-----------------------------   ---------------
Through first year                    5.00
Through second year                   4.00
Through third year                    3.00
Through fourth year                   3.00
Through fifth year                    2.00
Through sixth year                    1.00
Longer than six years                 None

     Class G shares received in exchange for Galaxy Short-Term Bond Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase.

     Class G shares received in exchange for Galaxy Growth Fund II Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class A shares six years after purchase.

     The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Large Cap Growth Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE   SHARES ARE SOLD
-----------------------------   ---------------
Through first year                   5.50
Through second year                  5.00
Through third year                   4.00
Through fourth year                  3.00
Through fifth year                   2.00
Through sixth year                   1.00
Through the seventh year             None
Longer than seven years              None

     If you acquired Retail B Shares of the Galaxy Large Cap Growth Fund in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class B shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization.

                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                                     PART C
                                OTHER INFORMATION

Item 23.   Exhibits

           (a1)   Registrant's Articles of Incorporation.(1)

           (a2)   Articles of Merger.(1)

           (a3)   Articles of Amendment.(2)

           (a4)   Amended and Restated Articles of Incorporation.(3)

           (a5) Articles of Amendment to the Amended and Restated Articles of Incorporation.(3)

           (a6) Articles of Amendment to the Amended and Restated Articles of Incorporation.(4)

           (b)    Restated Bylaws.(1)

           (c)    Specimen Stock Certificate.(1)

           (d)    Investment Advisory Contract.(1)

           (e1) Distribution Agreement between the Registrant and Columbia Management Distributors, Inc. dated August 22, 2005 - filed as Exhibit (e) in Part C, Item 23 of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of Columbia Funds Series Trust I (File Nos. 2-99356 and 811-04367), filed with the Commission on or about September 16, 2005 and is hereby incorporated by reference and made a part of this Registration Statement.

           (e2) Shareholder Servicing Plan Implementation Agreement between the Registrant and Columbia Management Distributors, Inc. - filed as Exhibit (e)(2)in Part C, Item 23 of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of Columbia Funds Series Trust I (File Nos. 2-99356 and 811-04367), filed with the Commission on or about September 28, 2005 and is hereby incorporated by reference and made a part of this Registration Statement.

             (f)  Not Applicable.

             (g)  Master Custodian Agreement with State Street Bank & Trust
                  Co. - filed as Exhibit (g) to the Registration Statement on Form N-1A of Columbia Mid Cap Growth Fund, Inc.'s (File No. 333-91934), filed with the Commission on or about July 3, 2002 and is hereby incorporated by reference and made a part of this Registation Statement.

             (h1) Form of Administrative Agreement between the Registrant and
                  Columbia Management Advisors, LLC dated November 1, 2005 - filed as Exhibit (h)(5) in Part C, Item 23 of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of Columbia Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about October 27, 2005 and is hereby incorporated by reference and made a part of this Registration Statement.

             (h2) Form of Pricing and Bookkeeping Agreement between the
                  Registrant and Columbia Management Advisors, LLC dated November 1, 2005 - filed as Exhibit (h)(1) in Part C, Item 23 of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of Columbia Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about October 27, 2005 and is hereby incorporated by reference and made a part of this Registration Statement.

             (h3) Form of Transfer, Dividend Disbursing and Shareholders'
                  Servicing Agent Agreement between the Registrant, Columbia Management Advisors,LLC and Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.) dated November 1, 2005 - filed as Exhibit (h)(2) in Part C, Item 23 of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of Columbia Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about October 27, 2005 and is hereby incorporated by reference and made a part of this Registration Statement.


             (h4) Credit Facility with State Street Bank and Trust Company dated
                  July 23, 2004 - filed as Exhibit (h)(7) in Part C, Item 23 of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Columbia Funds Trust II (filed under Former name Liberty Funds Trust II) (File Nos. 2-66976 and 811-3009), filed with the Commission on or about July 27, 2004 and is hereby incorporated by reference and made a part of this Registration Statement.


             (h5) Amendment Agreement No. 1 to the Credit Facility with State
                  Street Bank and Trust Company dated July 22, 2005 - filed as Exhibit (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

             (h6) Instrument of Adherence to the Credit Facility with State
                  Street Bank and Trust Company on behalf of CMG Fund Trust, on behalf of its series CMG Core Bond Fund dated July 22, 2005 - filed as Exhibit (h)(7)(iii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

             (h7) Instrument of Adherence to the Credit Facility with State
                  Street Bank and Trust Company, on behalf of SteinRoe Variable Investment Trust dated July 22, 2005 - filed as Exhibit
                  (h)(7)(iv) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

             (h8) Instrument of Adherence to the Credit Facility with State
                  Street Bank and Trust Company, on behalf of Liberty Variable Investment Trust dated July 22, 2005 - filed as Exhibit
                  (h)(7)(v) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

             (i)  Opinion of Counsel - Not applicable for this filing.

             (j)  Consent of Independent Registered Public Accounting Firm
                  (PwC)*

             (k)  Omitted Financial Statements - Not applicable.

             (l)  Not Applicable.

             (m)  Form of Rule 12b-1 Plan as amended.(5)

(n) Rule 18f-3 Plan, amended and restated as of October 12, 2005 - filed as Exhibit (n) in Part C, Item 23 of Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A of Columbia Funds Trust VIII (File Nos. 33-02633 and 811-4552), filed with the Commission on or about November 23, 2005 and is hereby incorporated by reference and made a part of this Registration Statement.

(o)               Not Applicable.

(p) Code of Ethics of Columbia Management Advisors, LLC, the Funds, Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.) and Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.) effective January 1, 2005 - filed as Exhibit (p) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville and Richard L. Woolworth- filed in Part C of Post-Effective Amendment No. 31 to the Registration Statement Filed on Form N-1A of Columbia Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about October 27, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

           (1) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, File No. 2-89785, filed February 23, 1998.

           (2) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File No. 2-89785, filed February 22, 2000.

           (3) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, File No. 2-89785, filed May 1, 2003.

           (4) Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A, File No. 2-89785, filed October 10, 2003.

           (5) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A,
           File No. 333-47048, filed October 10, 2003.


           *Filed herewith.

Item 24.   Persons Controlled by or Under Common Control with Registrant

           None

Item 25.   Indemnification

           Oregon law and the articles of incorporation and bylaws of the Registrant provide that any director or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by him in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his being an officer, director, employee or agent of the Registrant to the fullest extent not prohibited by the Oregon Business Corporation Act and the Investment Company Act of 1940 and related regulations and interpretations of the Securities and Exchange Commission.

           Insofar as reimbursement or indemnification for expenses incurred by a director or officer in legal proceedings arising under the Securities Act of 1933 may be permitted by the above provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such reimbursement or indemnification is against public policy as expressed in the Act and therefore unenforceable. In the event that any claim for indemnification under the above provisions is asserted by an officer or director in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has already been settled by controlling precedent, will (except insofar as such claim seeks reimbursement of expenses paid or incurred by an officer or director in the successful defense of any such action, suit, or proceeding or claim, issue, or matter therein) submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           The Registrant's directors and officers are also named insureds under an insurance policy issued by ICI Mutual Insurance Company.

Item 26.   Business and Other Connections of Investment Advisor

     Information regarding the businesses of Columbia Management Advisors, LLC and its officers is set forth in the Prospectuses and in the Statement of Additional Information and is incorporated herein by reference. The business and other connections of the officers and directors of Columbia Management Advisors, LLC are also listed on the Form ADV of Columbia Managment Advisors, LLC as currently on file with the Commission (File No. 801-50372).

Item 27.   Principal Underwriters

Item 28.   Location of Accounts and Records

         Person maintaining physical possession of accounts, books and other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include Registrant's Secretary, Registrant's investment advisor, Columbia Management Advisors, LLC, Registrant's principal underwriter, Columbia Management Distributors, Inc., Registrant's transfer and dividend disbursing agent, Columbia Management Services, Inc. and the Registrant's custodian, State Street Bank and Trust Company. The address for each person except the Registrant's investment advisor and custodian is One Financial Center, Boston, MA 02111-2621. The Registrant's investment advisor's address is 100 Federal Street, Boston, MA 02110. The Registrant's custodian's address is 2 Avenue de Lafayette, Boston, MA 02111-2900.

Item 29.   Management Services

           Not applicable.

Item 30.   Undertakings

           Not applicable.

                COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND

                                  EXHIBIT INDEX


Exhibit           Description


(j) Consent Independent Registered Public Accounting Firm (PwC).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Columbia Technology Fund, Inc, certifies that this registration statement meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and State of Massachusetts on the 29th day of December, 2005.


                Columbia Oregon Intermediate Municipal Bond Fund


                                        By       /S/ CHRISTOPHER L. WILSON
                                            -----------------------------------
                                                 Christopher L. Wilson
                                                 President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on the 29th day of December, 2005 by the following persons in the capacities indicated.


(i) Principal executive officer:


           /S/CHRISTOPHER L. WILSON                    President
----------------------------------------------
           Christopher L. Wilson


(ii)       Principal accounting and financial officers:


           /S/ J. KEVIN CONNAUGHTON                    Treasurer
-------------------------------------                   (Principal Financial
           J. Kevin Connaughton                          Officer)


           /S/ MICHAEL G. CLARKE                       Chief Accounting Officer
----------------------------------------------          (Principal
           Michael G. Clarke                           Accounting Officer)

(iii) Directors:


*          DOUGLAS A. HACKER                           Director
----------------------------------------------
           Douglas A. Hacker


*          JANET LANGFORD KELLY                        Director
----------------------------------------------
           Janet Langford Kelly

*          RICHARD W. LOWRY                            Director
----------------------------------------------
           Richard W. Lowry


*          WILLIAM E. MAYER                            Director
----------------------------------------------
           William E. Mayer


*          CHARLES R. NELSON                           Director
----------------------------------------------
           Charles R. Nelson


*          JOHN J. NEUHAUSER                           Director
----------------------------------------------
           John J. Neuhauser


*          PATRICK J. SIMPSON                          Director
----------------------------------------------
           Patrick J. Simpson


*          THOMAS E. STITZEL                           Director
----------------------------------------------
           Thomas E. Stitzel


*          THOMAS C. THEOBALD                          Director
----------------------------------------------
           Thomas C. Theobald


*          ANN-LEE VERVILLE                            Director
----------------------------------------------
           Anne-Lee Verville


*          RICHARD L. WOOLWORTH                        Director
----------------------------------------------
           Richard L. Woolworth


*By:       /S/VINCENT P. PIETROPAOLO
     --------------------------------
            Vincent P. Pietropaolo
            Attorney-In-Fact
            December 29, 2005